UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CNS RESPONSE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date filed:

CNS RESPONSE, INC.

85 Enterprise, Suite 410
Aliso Viejo, CA 92656

April 1, 2010

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of CNS Response, Inc. to be held on April 27, 2010 at 10:30 a.m., local time, at 65 Enterprise, Aliso Viejo, CA 92656. At this meeting, CNS stockholders will vote to elect five directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified. We have proposed a slate of director nominees consisting of our five current directors: George Carpenter, John Pappajohn, Henry Harbin, David Jones, and Jerry Vaccaro. At the meeting, CNS stockholders will also vote to approve an amendment to the company’s 2006 Stock Incentive Plan to increase the number of shares of common stock that may be issued pursuant to awards granted under the plan from 10,000,000 to 20,000,000 shares and to increase the number of shares that may be subject to awards granted under the plan to any one participant during any fiscal year from 3,000,000 to 4,000,000.

I hope you will be able to attend the annual meeting in person. We consider the votes of all of our stockholders to be important, whether you own a few shares or many. Whether or not you plan to attend, please vote your shares as soon as possible, following the instructions on the enclosed WHITE proxy card. This will ensure that your shares are represented at the meeting whether or not you are able to attend in person. Of course, if you do attend the meeting and wish to vote in person, you may do so.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF OUR DIRECTOR NOMINEES.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2006 STOCK INCENTIVE PLAN.

Your vote is extremely important. You may vote your shares by mail, fax or email by completing, signing, dating and returning the WHITE proxy card in the postage-paid envelope provided or by scanning or faxing the proxy card to CNS at the email address and fax numbers indicated in the accompanying proxy statement. You may revoke your proxy at any time before it is exercised at our annual meeting by following the instructions in the proxy statement.

Very truly yours,

/s/ George Carpenter

George Carpenter
Chairman of the Board of Directors and
Chief Executive Officer

CNS RESPONSE, INC.
85 Enterprise, Suite 410
Aliso Viejo, CA 92656

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CNS Response, Inc. (“CNS”) will be held at 65 Enterprise, Aliso Viejo, CA 92656 on Tuesday, April 27, 2010 at 10:30 a.m., local time, for the purpose of considering and acting on the following matters:

1.	To elect five directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified.
2.	To approve an amendment to CNS’s 2006 Stock Incentive Plan to increase the number of shares of common stock that may be issued pursuant to awards granted under the plan from 10,000,000 to 20,000,000 shares and to increase the number of shares that may be subject to awards granted under the plan to any one participant during any fiscal year from 3,000,000 to 4,000,000.
3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These items are more fully described in the proxy statement accompanying this Notice.

The board of directors has fixed the close of business on Wednesday, March 24, 2010 as the record date for determining CNS stockholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

Your vote is extremely important. All CNS stockholders are cordially invited to attend the annual meeting in person. Whether or not you plan to attend in person, you are urged to mark, date, sign and return the enclosed WHITE proxy card as promptly as possible in the postage-prepaid envelope provided, or scan or fax your completed proxy card to the email address and fax numbers indicated in the proxy statement — this will help ensure that your CNS shares are represented and that a quorum is present at the annual meeting. If you submit your proxy and then decide to attend the annual meeting and wish to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures identified in the accompanying proxy statement. Only CNS stockholders of record at the close of business on Wednesday, March 24 2010 are entitled to notice of, to attend and to vote at, the annual meeting. This proxy statement and the enclosed proxy card are first being distributed to stockholders on or about April 1, 2010.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD’S NOMINEES IDENTIFIED ON THE ENCLOSED WHITE PROXY CARD.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2006 STOCK INCENTIVE PLAN.

Important Notice Regarding Internet Availability Of Proxy Materials For The Annual Meeting Of Stockholders: This proxy statement, the accompanying form of proxy card and CNS’s Annual Report (the “Annual Report”) are available at www.cnsresponse.com. We are providing you access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

If you have any questions or require any assistance with voting your shares, please contact:

George Carpenter, CEO
CNS Response, Inc.
gcarpenter@cnsresponse.com

By order of the Board of Directors,

/s/ George Carpenter

George Carpenter
Secretary

Aliso Viejo, California
April 1, 2010

IMPORTANT: Whether or not you expect to attend the annual meeting in person, we urge you to submit a completed WHITE proxy card to vote your shares. This will help ensure the presence of a quorum at the annual meeting. Promptly voting your shares will help to save CNS the expense of additional solicitations. As described in the accompanying proxy statement, submitting your WHITE proxy card now will not prevent you from voting your shares at the annual meeting if you desire to do so.

CNS RESPONSE, INC.

THIS PROXY STATEMENT ALSO INCLUDES THE WHITE PROXY CARD FOR YOUR USE IN
VOTING FOR THE ELECTION OF DIRECTORS AND THE APPROVAL OF THE AMENDMENT TO
THE 2006 STOCK INCENTIVE PLAN.

i

CNS RESPONSE, INC.

85 Enterprise, Suite 410
Aliso Viejo, CA 92656

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 27, 2010

ABOUT THE MEETING

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of CNS Response, Inc. (“CNS,” the “Company,” “we,” “our,” or “us”) for use in connection with CNS’s annual meeting of stockholders (the “annual meeting” or the “meeting”), to be held on Tuesday, April 27, 2010 at 10:30 a.m., local time, at 65 Enterprise, Aliso Viejo, CA 92656, and any adjournment or postponement thereof. This proxy statement, the enclosed WHITE proxy card and the Company’s 2009 Annual Report to Stockholders are being sent to stockholders entitled to vote at the annual meeting.

At the annual meeting, stockholders of record as of March 24, 2010 will be entitled to vote in the election of directors. Our nominees for director are:

• George Carpenter	• John Pappajohn
• Henry Harbin, M.D.	• Jerome Vaccaro, M.D.
• David B. Jones

All of our nominees are currently serving as CNS directors.

At the meeting, CNS stockholders will also vote to approve an amendment to the company’s 2006 Stock Incentive Plan to increase the number of shares of common stock that may be issued pursuant to awards granted under the plan from 10,000,000 to 20,000,000 shares and to increase the number of shares that may be subject to awards granted under the plan to any one participant during any fiscal year from 3,000,000 to 4,000,000. Our board of directors believes that it is in the best interest of CNS and its stockholders to approve the amendments to the company’s 2006 Stock Incentive Plan.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF OUR DIRECTOR NOMINEES. THE BOARD OF DIRECTORS ALSO RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2006 STOCK INCENTIVE PLAN AND URGES YOU TO RETURN THE WHITE PROXY CARD AS SOON AS POSSIBLE.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

Why am I receiving these materials?

We are sending you this proxy statement because the board of directors is soliciting your proxy to vote at our annual meeting. This proxy statement provides information regarding the matters that we will act on at the annual meeting and summarizes the information you need in order to vote at the annual meeting. You do not need to attend the annual meeting to vote your CNS shares. Please read this proxy statement, as it contains important information you need to know to vote at the annual meeting.

When and where will the annual meeting take place?

The annual meeting will be held on Tuesday, April 27, 2010 at 10:30 a.m., local time, at 65 Enterprise, Aliso Viejo, CA 92656.

Who is soliciting my vote?

This proxy statement and the WHITE proxy card are provided in connection with the solicitation of proxies by our board of directors for the annual meeting. Proxy materials, including this proxy statement and the WHITE proxy card, were filed by us with the Securities and Exchange Commission on April 1, 2010, and we are first making this proxy statement available to stockholders on or around April 1, 2010.

What am I being asked to vote on?

•	To elect five directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified.
•	To approve an amendment to the Company’s 2006 Stock Incentive Plan to increase the number of shares of common stock that may be issued pursuant to awards granted under the plan from 10,000,000 to 20,000,000 shares and to increase the number of shares that may be subject to awards granted under the plan to any one participant during any fiscal year from 3,000,000 to 4,000,000.
•	To transact such other business as may properly come before the meeting or any adjournment thereof.

With respect to the election of directors, the board has nominated one individual for each position on the board to be filled at the annual meeting. Those nominees are:

•	George Carpenter
•	Henry Harbin, M.D.
•	David B. Jones
•	John Pappajohn
•	Jerome Vaccaro, M.D.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote “FOR” the election of each of our director nominees.

Our board of directors recommends that you vote “FOR” the amendment to the Company’s 2006 Stock Incentive Plan.

How are my shares of common stock voted if I give you my proxy?

Unless you give other instructions on your WHITE proxy card, the persons named as proxy holders on the WHITE proxy card will vote in accordance with the recommendations of our board of directors. This means that if you return an executed WHITE proxy card to us and:

•	do not withhold authority to vote for the election of any of the director nominees, all of your shares of common stock will be voted for the election of each director nominee;
•	withhold authority to vote your shares of common stock for any director nominee, none of your shares of common stock will be voted for that candidate, but all of your shares of common stock will be voted for the election of each director nominee for whom you have not withheld authority to vote;
•	do not specify how to vote on the amendment to the Company’s 2006 Stock Incentive Plan, your shares will be voted “FOR” such amendment.

The above description is subject to the “broker non-vote” limitation described under “How do I vote?” below.

Who may vote at the annual meeting?

Our common stock is the only class of voting shares. Holders of record of our common stock at the close of business on March 24, 2010, the record date for the annual meeting, are entitled to vote on each matter properly brought before the annual meeting and at any adjournment or postponement of the meeting.

How many votes do I have?

CNS stockholders have one vote for each share of common stock owned on the record date on each matter properly brought before the annual meeting and at any adjournment or postponement of the meeting.

How many votes may be cast by all stockholders?

As of the close of business on March 24, 2010, 56,023,921 shares of our common stock were outstanding and each share is entitled to one vote on each matter properly brought before the annual meeting and at any adjournment or postponement of the meeting.

How do I vote?

You may vote by attending the annual meeting and voting in person or by submitting a proxy. The method of voting by proxy will be different depending on whether your shares are held by you directly as the record (or registered) holder or if your shares are held in “street name” by a broker, bank or nominee on your behalf.

•	Record holders. If you hold your CNS shares as a record holder, you may vote your shares by completing, dating and signing the WHITE proxy card that is included with this proxy statement and promptly returning it in the pre-addressed, postage paid envelope we are providing to you. You also have the option of submitting your proxy electronically via email or by fax by following the instructions described below. You also have the right to vote in person at the meeting, and if you choose to do so, you can bring the enclosed WHITE proxy card or vote using the ballot provided at the annual meeting.

If you vote by proxy, your shares will be voted at the annual meeting in the manner specified by you, if any. If you sign, date and return your WHITE proxy card, but do not specify how you want your shares voted, they will be voted by the proxy holder as described under “How are my shares of common stock voted if I give you my proxy?”

•	“Street name” holders. If you hold your CNS shares in street name, you are what is commonly known as a “beneficial owner,” and you should receive a notice from your broker, bank or other nominee that includes instructions on how to vote your CNS shares. Your broker, bank or nominee may allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone. You also may request paper copies of the proxy statement and WHITE proxy card from your broker. Because a beneficial holder is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting.

If you hold your shares in street name and do not provide your broker with specific voting instructions regarding the election of directors, the broker will not be able to vote your shares on your behalf because the broker does not have discretionary authority to vote on certain non-routine items, such as director elections (so-called “broker non-votes”) — the broker must receive voting instructions from you as the beneficial owner of the shares.

Even if you plan to attend the annual meeting, we ask that you vote your shares in advance using the WHITE proxy card so that your vote will be counted if you later decide not to attend the annual meeting.

To vote for our nominees — George Carpenter, Henry Harbin, M.D., David B. Jones, John Pappajohn and Jerome Vaccaro, M.D. and to approve the amendment to our 2006 Stock Incentive Plan — you must follow the instructions on the WHITE proxy card or attend the annual meeting in person and vote by written ballot.

If you have any questions about how to ensure that your shares are voted at the annual meeting in accordance with your wishes, please contact:

George Carpenter CEO
CNS Response, Inc.
gcarpenter@cnsresponse.com

Can I send in my proxy by fax or by email?

Yes. You may fax your completed and signed proxy card to us at (866) 294-2611. You also may fax your completed and signed proxy card to American Stock Transfer & Trust Company at 718-765-8730. You also may email a completed and signed proxy card to us by scanning your completed and signed proxy card and emailing it to the attention of Paul Buck at pbuck@cnsresponse.com.

How many votes must be present to hold the annual meeting?

A quorum must be present for business to be transacted at the annual meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting will constitute a quorum for the transaction of business at the annual meeting. Based on shares of our common stock outstanding on the record date, 28,011,961 shares of our common stock must be present either in person or by proxy for a quorum.

Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining the presence or absence of a quorum. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. In order for us to determine that enough votes will be present to hold the annual meeting and transact business, we urge you to vote as soon as possible by submitting the WHITE proxy card.

What vote is required to elect the directors?

When a quorum is present, a plurality of the votes cast by the stockholders entitled to vote at the election of directors is required for the election of directors. This means that the five nominees receiving the highest number of affirmative votes will be elected to the board of directors. There is no cumulative voting in the election of directors.

What vote is required to approve the amendment to our 2006 Stock Incentive Plan?

When a quorum is present, the affirmative vote of a majority of the votes present in person or represented by proxy and voting on the matter, will be required to amend the 2006 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder to 20,000,000 and to increase the number of shares that may be subject to awards granted under the plan to any one participant during any fiscal year to 4,000,000.

May I revoke my vote?

You may revoke your vote at any time before your proxy is voted at the annual meeting. The action you must take to revoke your vote will be different depending on whether your shares are held by you directly as the record holder or if your shares are held in “street name” by a broker, bank or nominee on your behalf.

•	Record holders: If you hold your CNS shares as a record holder, you may revoke your proxy at any time before your proxy is voted at the annual meeting by (i) delivering to CNS a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked, (ii) signing and delivering a new paper proxy, relating to the same shares and bearing a later date than the original proxy, (iii) submitting another proxy by email or fax relating to the same shares and bearing a later date than the original proxy, or (iv) attending the annual meeting and voting in person, although attendance at the annual meeting will not, by itself, revoke a proxy.
•	“Street name” holders: If you hold your CNS shares in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so.

Will any other business be conducted at the annual meeting?

It is not currently expected that any matter other than those identified above will be voted upon at the annual meeting (other than procedural matters with respect to the conduct of the meeting that may properly arise). With respect to any other matter that properly comes before the meeting, the proxy holders will vote as may be recommended by our board or, if no recommendation is given, in their own discretion.

May I vote in person?

Yes. If you plan to attend the annual meeting and wish to vote in person, you will be given a ballot at the annual meeting. Please note, however, that if your shares are held in street name, you must bring to the annual meeting a “legal proxy” from the record holder of the shares, which is the broker, bank or other nominee, authorizing you to vote at the annual meeting.

What do I need for admission to the annual meeting?

You are entitled to attend the annual meeting in person only if you are a stockholder of record or a beneficial owner of our stock as of the close of business on March 24, 2010, or if you hold a valid proxy for the annual meeting. To attend the meeting, you must bring with you

•	photo identification; and
•	if you hold in “street name,” you should provide proof of beneficial ownership on the record date, a copy of the WHITE voting-instruction card provided by your broker, bank, or other nominee, or other similar evidence of ownership as of the record date, as well as your photo identification.

If you are the stockholder of record, your name will be verified against the list of stockholders of record prior to your admittance to the annual meeting.

The use of cameras, recording devices and other electronic devices at the annual meeting is prohibited, and such devices will not be allowed in the meeting or any other related areas, except by credentialed media. We realize that many cellular phones personal digital assistants have built-in digital cameras and voice recorders, and while you may bring these into the meeting venue, you may not use the camera or recording function at any time.

What happens if the annual meeting is postponed or adjourned?

Your proxy will remain valid and may be voted when the postponed or adjourned meeting is held. You may change or revoke your proxy until it is voted.

Who pays for the solicitation of proxies?

We will pay the cost of preparing this proxy statement and the related WHITE proxy card and notice of meeting, as well as any other materials that may be distributed on behalf of our Board, and any cost of soliciting your vote on behalf of the board. We also pay all annual meeting expenses.

We may use the services of our directors, officers, employees and others to solicit proxies, personally or by mail, telephone, or facsimile. We may also make arrangements with brokers, banks and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. We may reimburse such individuals or firms for reasonable out-of-pocket expenses incurred by them in soliciting proxies, but we will not pay any compensation for their services. We estimate that our total expenditures related to the solicitation of proxies for the annual meeting will be approximately $ 50,000. We also may engage a proxy solicitation firm to assist with the solicitation of proxies, although we have not yet determined to do so, and we expect that if we do engage a proxy solicitation firm that the additional cost to be borne by us will be approximately $10,000.

May I access the proxy materials for the annual meeting on the Internet?

Under recently implemented rules of the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials, including the WHITE proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement, the accompanying form of WHITE proxy card and the Company’s Annual Report on Form 10-K (as amended) for the fiscal year ended September 30, 2009 are available at www.CNSResponse.com.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Proposal 1 is for the election of five directors to hold office until our next annual meeting of stockholders and until their respective successors have been duly elected and qualified. Our certificate of incorporation, as amended, provides that the number of directors of the Company shall be fixed from time to time by our board of directors. The board of directors has fixed the number of directors at five.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” all of the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the annual meeting, the proxies will be voted for such other nominee(s) as shall be designated by the board of directors to fill any vacancy, or, alternatively, the board may determine to reduce the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Proxies may not be voted for more than five directors. The five nominees receiving the highest number of affirmative votes of the shares entitled to vote at the meeting will be elected. Stockholders may not cumulate votes in the election of directors.

The board of directors has nominated and proposes the election of the following nominees as directors:

• George Carpenter	• John Pappajohn
• Henry Harbin, M.D.	• Jerome Vaccaro, M.D.
• David B. Jones

The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
ELECTION OF THE NOMINEES LISTED ABOVE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES AND COMPANY MANAGEMENT

Director Nominees

The following table sets forth the name, age and position of each of our director nominees as of March 15, 2010 and the current positions that they hold with us:

Name	Age	Position Held
George Carpenter	52	Chairman, Chief Executive Officer and Secretary
Dr. Henry T. Harbin	63	Director
David B. Jones	66	Director
John Pappajohn	81	Director
Jerome Vaccaro, M.D.	54	Director

George Carpenter, Chairman of the Board, Chief Executive Officer, Secretary

George Carpenter joined our board of directors as Chairman on April 10, 2009. Mr. Carpenter has been serving as our Chief Executive Officer since April 10, 2009 and prior to that date served as our President since October 1, 2007. As President, Mr. Carpenter’s primary responsibility involved developing strategy and commercializing our rEEG technology. From 2002 until he joined CNS, Mr. Carpenter was the President & CEO of WorkWell Systems, Inc., a national physical medicine firm that manages occupational health programs for Fortune 500 employers. Prior to his position at WorkWell Systems, Mr. Carpenter founded and served as Chairman and CEO of Core, Inc., a company focused on integrated disability management and work-force analytics. He served in those positions from 1990 until Core was acquired by Assurant, Inc. in 2001. From 1984 to 1990, Mr. Carpenter was a Vice President of Operations with Baxter Healthcare, served as a Director of Business Development and as a strategic partner for Baxter’s alternate site businesses. Mr. Carpenter began his career at Inland Steel where he served as a Senior Systems Consultant in manufacturing process control. Mr. Carpenter holds an MBA in Finance from the University of Chicago and a BA with Distinction in International Policy & Law from Dartmouth College. The Board selected Mr. Carpenter to serve as a director because of his extensive experience as chief executive officer for several companies and his service in a variety of leadership positions in the areas of fund raising, business development and building a management team. Mr. Carpenter provides critical insight into the areas of organizational and operational management.

Henry T. Harbin, M.D., Director

Henry Harbin, M.D. joined our board of directors on October 17, 2007. Since 2004, Dr. Harbin has worked as an independent consultant providing health care consulting services to a number of private and public organizations. Dr. Harbin is a psychiatrist with over 30 years of experience in the behavioral health field. He has held a number of senior positions in both public and private health care organizations. He worked for 10 years in the public mental health system in Maryland serving as director of the state mental health authority for three of those years. He has been CEO of two national behavioral healthcare companies — Greenspring Health Services and Magellan Health Services. At the time he was CEO of Magellan, it was the largest managed behavioral healthcare company managing the mental health and substance abuse benefits of approximately 70 million Americans including persons who were insured by private employers, Medicaid and Medicare. In 2002 and 2003, he served on the President’s New Freedom Commission on Mental Health. As a part of the Commission he was chair of the subcommittee for the Interface between Mental Health and General Medicine. In 2005, he served as co-chair of the National Business Group on Health’s work group that produced the Employer’s Guide to Behavioral Health Services in December 2005. The Board selected Dr. Harbin to serve as a director because of his over 30 years of experience in the behavioral health field, which includes an impressive service record in the area of public sector health. His experience provides significant vision to a company in the mental healthcare industry.

David B. Jones, Director

David B. Jones has been a director of CNS California since August 2006, and became a director of the Company upon the completion of our merger with CNS California on March 7, 2007. Mr. Jones currently serves as a partner of SAIL Venture Partners, L.P., a position which he has held since 2003. From 1998 to

2004, Mr. Jones served as Chairman and Chief Executive Officer of Dartron, Inc., a computer accessories manufacturer. From 1985 to 1997, Mr. Jones was a general partner of InterVen Partners, a venture capital firm with offices in Southern California and Portland, Oregon. From 1979 to 1985, Mr. Jones was President and Chief Executive Officer of First Interstate Capital, Inc., the venture capital affiliate of First Interstate Bancorp. Mr. Jones is a graduate of Dartmouth College and holds Masters of Business Administration and law degrees from the University of Southern California. Mr. Jones is the longest-serving member on our board and adds substantial expertise from his venture capital finance background and his executive experience. His experience provides the Company with valuable insight with respect to financing and operational strategies and corporate governance issues.

John Pappajohn, Director

John Pappajohn joined our board of directors on August 26, 2009. Since 1969, Mr. Pappajohn has been the President and sole owner of Pappajohn Capital Resources, a venture capital firm, and President and sole owner of Equity Dynamics, Inc., a financial consulting firm, both located in Des Moines, Iowa. He serves as a director on the boards of the following public companies: American CareSource Holdings, Inc., Dallas, TX since 1994; PharmAthene, Inc., Annapolis, MD, since 2007; Spectrascience, Inc., San Diego, CA, since 2007, and ConMed Healthcare Management, Inc., Hanover, MD, since 2005. Mr. Pappajohn also serves as director of CareGuide, Inc., Florida (formerly Patient Infosystems, Inc.) since 1996, which was a public company through January 2009. Mr. Pappajohn was chosen to serve as a director of the Company because of his unparalleled experience serving as a director of more than 40 companies and the substantial insight he has gained into the life sciences and healthcare industries by actively investing in the industries for more than 40 years, and by founding and supporting several public healthcare companies.

Jerome Vaccaro, M.D., Director

Jerome Vaccaro, M.D., joined the board of directors of CNS California in 2006 and became a director of the Company upon the completion of our merger with CNS California on March 7, 2007. Dr. Vaccaro is President and Chief Operating Officer of APS Healthcare, Inc. (APS), a privately held specialty healthcare company, which he joined in June 2007. From February 2001 until its acquisition by United Health Group in 2005, Dr. Vaccaro served as President and Chief Executive Officer of PacifiCare Behavioral Health (“PBH”), and then served as Senior Vice President with United Health Group’s Specialized Care Services until he joined APS. Dr. Vaccaro has also served as Medical Director of PBH (1996-2001), Chief Executive Officer of PacifiCare Dental and Vision (2002-2004), and Senior Vice President for the PacifiCare Specialty Health Division (2002-2004). Dr. Vaccaro has an extensive background in community mental health and public sector work, including editing the textbook, “Practicing Psychiatry in the Community,” which is hailed as the definitive community psychiatry text. Dr. Vaccaro completed medical school and a Psychiatry Residency at the Albert Einstein College of Medicine in New York City. After his training, Dr. Vaccaro served on the full-time faculty of the University of Hawaii (1985-1989) and UCLA (1989-1996) Departments of Psychiatry. Dr. Vaccaro was chosen to serve on the Company’s board because of his experience in senior executive positions in a diverse set of mental healthcare companies, his extensive background in community mental health and public sector work and his valuable experience in medical academia.

Board Composition and Committees and Director Independence.

Our board of directors currently consists of five members: George Carpenter, Henry Harbin, David Jones, Jerome Vaccaro and John Pappajohn. Each director was elected at our annual meeting of shareholders held on September 29, 2009. Tommy Thompson, who was also elected at the September 2009 annual meeting, resigned from our board in March 2010. The vacancy on the board of directors caused by Mr. Thompson’s resignation was eliminated in accordance with the certificate of incorporation and by-laws of the Company. As a result the board is currently fixed at five (5) directors. Each of our directors will serve until our next annual meeting and until his successor is duly elected and qualified.

We are not a “listed company” under SEC rules and are therefore not required to have separate committees comprised of independent directors. Our board of directors has, however, determined that David Jones, Jerome Vaccaro, Henry Harbin and John Pappajohn are “independent” as that term is defined in Section 5600 of the Nasdaq Listing Rules as required by the NASDAQ Stock Market (the “Nasdaq Listing Rules”).

Our board of directors established an audit committee and a compensation committee at a board meeting held on March 3, 2010, and each committee has its own charter. The primary functions of these two committees are described below.

Audit Committee.  The primary functions of the Audit Committee are to: assist the board of directors in its oversight responsibilities regarding (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent accountant’s qualifications and independence and (4) the Company’s internal and disclosure controls; prepare the report of the Audit Committee required by the SEC for inclusion in the Company’s annual proxy statement; retain and terminate the Company’s independent accountant; approve audit and non-audit services to be performed by the independent accountant; and perform such other functions as the board of directors may from time to time assign to the committee.

The Audit Committee is composed of three members, all of whom are “independent” as such term is defined in the rules and regulations of the SEC and the Nasdaq Listing Rules. Our board has also determined that David Jones qualifies as an “audit committee financial expert” within the meaning of the rules and regulations of the SEC and that each of our other committee members is able to read and understand fundamental financial statements and has substantial business experience that results in that member’s financial sophistication.

Compensation Committee.  The Company’s executive compensation program is administered by the Compensation Committee. The Compensation Committee is composed of three directors, each of whom qualifies as an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The committee reports to the full board of directors on all matters within the committee’s responsibilities.

The Compensation Committee’s primary functions are to: discharge the oversight responsibilities of the board of directors with respect to compensation of the Company’s executives; if required, prepare the report of the Compensation Committee pursuant to SEC rules for inclusion in the Company’s annual proxy statement; and administer designated executive compensation plans of the Company. The Chief Executive Officer is not present during voting or deliberations on his or her compensation.

The following table below sets forth the membership of each Committee:

Name of Director	Audit Committee	Compensation Committee
John Pappajohn	Member	Chair
David B. Jones	Chair	Member
Jerome Vaccaro	Member
Henry T. Harbin		Member

We do not have a nominating and corporate governance committee and the function customarily delegated to such committee is performed by our full board of directors. In addition, we do not have any charter that relates to the functions traditionally performed by such committee.

Further Information Concerning the Board Of Directors

Meetings and Committees.  The board of directors and its strategic operations committee held fifteen meetings during its fiscal year ended September 30, 2009. All directors then serving, with the exception of Mr. Vaccaro, attended 75% or more of all of the meetings of the Board of directors during such fiscal year. The Company has not established a specific policy with respect to members of the board of directors attending annual stockholder meetings.

With respect to our 2010 Annual Meeting of Stockholders, the board of directors has nominated George Carpenter, Henry Harbin, David Jones, John Pappajohn and Jerome Vaccaro as the nominees for election. The methods used by the board of directors for identifying candidates for election as directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources — members of the board of directors; our senior management; individuals personally known to the members of the board of directors; and other research. The diversity of the background and field of expertise is a consideration for board membership. We may also from time to time retain one or more third-party search firms to identify suitable candidates. The board also considers outside candidates for possible nomination for election.

A CNS stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the requisite provisions contained in our Bylaws. Stockholders who desire the Board to consider a candidate for nomination as a director at the 2011 annual meeting must submit advance notice of the nomination to our Board a reasonable time prior to the mailing date of the proxy statement for the 2011 annual meeting (subject to the limitations described under ‘Stockholder Proposals” below). The recommendation should be in writing and addressed to our Corporate Secretary.

A stockholder’s notice of a proposed nomination for director to be made at an annual meeting must include the following information:

•	the name and address of the stockholder proposing to make the nomination and of the person or persons to be nominated;
•	a representation that the holder is a stockholder entitled to vote his or her shares at the annual meeting and intends to vote his or her shares in person or by proxy for the person or persons nominated in the notice;
•	a description of all arrangements or understandings between the stockholder(s) supporting the nomination and each nominee;
•	any other information concerning the proposed nominee(s) that we would be required to include in the proxy statement if our Board of Directors made the nomination; and
•	the consent of the nominee(s) to serve as director if elected.

Among other matters, our full board of directors which serves as the nominating and governance committee:

•	Reviews the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of CNS Response and the Board;
•	Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to our management and operations, and confirms the appropriate level of interest of such candidates;
•	Recommends qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of the Board; and
•	Conducts appropriate inquiries into the background and qualifications of potential nominees.

Board Leadership Structure.

George Carpenter is currently the Chairman of our board of directors and our Chief Executive Officer. Our board believes that this leadership structure provides the most efficient and effective leadership model for our company by enhancing the ability of the Chairman and Chief Executive Officer to provide clear insight and direction of business strategies and plans to both the Board and management. The board believes that it can most effectively perform its monitoring and oversight role by acting as a unified whole, with the Chairman also being a member of the management team, and that the advantages of having a CEO Chairman with extensive knowledge of our company (as compared to a relatively less informed independent Chairman) outweigh potential disadvantages. A single person, acting in the capacities of Chairman and Chief Executive Officer, provides unified leadership and focus.

In considering our board structure, one must bear in mind that all of our directors, with the exception of the Chairman, are independent, and that both board committees are comprised entirely of independent directors. We do not have a lead independent director. The board has full access to the management team at all times. In addition, the board or any committee may retain, on such terms as determined by the Board or the committee, as applicable, in its sole discretion, independent legal, financial and other independent consultants and advisors to advise and assist the Board or committee, as applicable, in discharging its oversight responsibilities.

Board Oversight of Risk Management.

Our board believes that overseeing how management manages the various risks we face is one of its most important responsibilities to the Company’s stakeholders. The board believes that, in light of the interrelated nature of the Company’s risks, oversight of risk management is ultimately the responsibility of the full board. In carrying out this critical responsibility, the board meets at least annually with key members of management with primary responsibility for management of risk in their respective areas of responsibility and also receives regular reports on aspects of our risk management from senior representatives of our independent auditors, which are immediately communicated to management.

Compensation of Directors and Officers.

Our newly formed compensation committee will determine the compensation to be paid to our officers and directors, with recommendations from management as to the amount and/or form of such compensation. While our board may in the future utilize the services of consultants in determining or recommending the amount or form of executive and director compensation, we do not at this time employ consultants for this purpose.

Stockholder Communications.

Stockholder may send communications to the board of directors via email to board@cnsresponse.com or by telephoning the Secretary at the Company’s principal executive offices, who will then relay the communications to the board of directors.

Code of Ethics.

Our board of directors has adopted a Code of Ethical Conduct (the “Code of Conduct”) which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable NASDAQ rules. We require all employees, directors and officers, including our principal executive officer, principal financial officer and principal accounting officer to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that these individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest. The Code of Conduct contains additional provisions that apply specifically to our principal financial officer and other financial officers with respect to full and accurate reporting. The Code of Conduct is available on our website at www.cnsresponse.com and is also filed as an exhibit to our Annual Report on Form 10-K.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

George Carpenter, Chairman of the Board, Chief Executive Officer, Secretary

The biography of George Carpenter, Chairman of the Board, Chief Executive Officer and Secretary appears above under “— Director Nominees.”

Daniel Hoffman, Chief Medical Officer and President

Dr. Hoffman, 61, became our President on April 10, 2009 and our Chief Medical Officer on January 15, 2008 upon our acquisition of Neuro-Therapy Clinic, Inc., which at the time of the acquisition was our largest customer and which was owned by Dr. Hoffman. He had served as the Medical Director of Neuro-Therapy Clinic, Inc. since 1993. Dr. Hoffman is a Neuropsychiatrist with over 25 years experience treating general psychiatric conditions such as depression, bipolar disorder and anxiety. He provides the newest advances in diagnosing and treating attentional and learning problems in children and adults. Dr. Hoffman has authored over 40 professional articles, textbook chapters, poster presentations and letters to the editors on various aspects of neuropsychiatry, Quantitative EEG, LORETA, Referenced EEG, advances in medication management, national position papers and standards, Mild Traumatic Brain Injury, neurocognitive effects of Silicone Toxicity, sexual dysfunction and other various topics. Dr. Hoffman has given over 58 major presentations and seminars, including Grand Rounds at Universities and Hospitals, workshops and presentations at national society meetings (such as American Psychiatric Association and American Neuropsychiatric Association), national CME conferences, insurance companies, national professional associations, panel member discussant, and presenter of poster sessions. He has also lectured internationally as part of a consortium advancing Quantitative EEG in Psychiatry and done research with the major national academic institutions on the use of Referenced EEG to help guide treatment choices and as a Biomarker. Dr. Hoffman has a Bachelor of Science in Psychology from the University of Michigan, an MD from Wayne State University School of Medicine and conducted his Residency in Psychiatry at the University of Colorado Health Sciences Center. During the past five years, Dr. Hoffman has served as the President of Neuro-Therapy Clinic, Inc., a wholly-owned subsidiary of the company that is focused on discovering ways to integrate technology into the creation of better business practices.

Paul Buck, Chief Financial Officer

Effective February 18, 2010, we appointed Paul Buck, 54, to the position of Chief Financial Officer. Mr. Buck has been working with the Company as an independent consultant since December 2008, assisting management with finance and accounting matters as well as the Company’s filings with the Securities and Exchange Commission. Mr. Buck has worked as an independent consultant since 2004 and has broad experience with a wide variety of public companies. His projects have included forensic accounting, restatements, acquisitions, interim management and system implementations. Mr. Buck, a Swiss National, was raised in Southern Africa and holds a Bachelor of Science degree in Chemistry and a Bachelor of Commerce degree both from the University of Cape Town, South Africa. He started his career with Touche Ross & Co. in Cape Town and qualified as a Chartered Accountant. In 1985, Mr. Buck joined the Los Angeles office of Touche Ross & Co. where he was an audit manager. In 1991 he joined the American Red Cross Biomedical Services as the CFO of the Southern Californian Region. After five years with the organization, he returned to Deloitte & Touche as a manager in the Solutions Consulting Group. In 1998, Mr. Buck was recruited back to the American Red Cross Biomedical Services as CFO and became the Director of Operations for the Southern California Region until 2003.

Compensation Structure

Compensation Philosophy

Generally, we compensate our executive officers with a compensation package that is designed to drive company performance to maximize shareholder value while meeting our needs and the needs of our executives. The following are objectives we consider:

•	Alignment — to align the interests of executives and shareholders through equity-based compensation awards;
•	Retention — to attract, retain and motivate highly qualified, high performing executives to lead our growth and success; and
•	Performance — to provide, when appropriate, compensation that is dependent upon the executive’s achievements and the company’s performance.

In order to achieve the above objectives, our executive compensation philosophy is guided by the following principles:

•	Rewards under incentive plans are based upon our short-term and longer-term financial results and increasing shareholder value;
•	Executive pay is set at sufficiently competitive levels to attract, retain and motivate highly talented individuals who are necessary for us to strive to achieve our goals, objectives and overall financial success;
•	Compensation of an executive is based on such individual’s role, responsibilities, performance and experience; and
•	Annual performance of our company and the executive are taken into account in determining annual bonuses with the goal of fostering a pay-for-performance culture.

Compensation Elements

We compensate our executives through a variety of components, which may include a base salary, annual performance based incentive bonuses, equity incentives, and benefits and perquisites, in order to provide our executives with a competitive overall compensation package. The mix and value of these components are impacted by a variety of factors, such as responsibility level, individual negotiations and performance and market practice. The purpose and key characteristics for each component are described below.

Base Salary

Base salary provides executives with a steady income stream and is based upon the executive’s level of responsibility, experience, individual performance and contributions to our overall success, as well as negotiations between the company and such executive officer. Competitive base salaries, in conjunction with other pay components, enable us to attract and retain talented executives. The Board typically sets base salaries for our executives at levels that it deems to be competitive, with input from our Chief Executive Officer.

Annual Incentive Bonuses

Annual incentive bonuses are a variable performance-based component of compensation. The primary objective of an annual incentive bonus is to reward executives for achieving corporate and individual goals and to align a portion of total pay opportunities for executives to the attainment of our company’s performance goals. Annual incentive awards, when provided, act as a means to recognize the contribution of our executive officers to our overall financial, operational and strategic success.

Equity Incentives

Equity incentives are intended to align executive and shareholder interests by linking a portion of executive pay to long-term shareholder value creation and financial success over a multi-year period. Equity incentives may also be provided to our executives to attract and enhance the retention of executives and to facilitate stock ownership by our executives. The Board considers individual and company performance when determining long-term incentive opportunities.

Health & Welfare Benefits

The executive officers participate in health and welfare, and paid time-off benefits which we believe are competitive in the marketplace. Health and welfare and paid time-off benefits help ensure that we have a productive and focused workforce.

Severance and Change of Control Arrangements

We do not have a formal plan for severance or separation pay for our employees, but we typically include a severance provision in the employment agreements of our executive officers that have written employment agreements with us. Generally, such provisions are triggered in the event of involuntary termination of the executive without cause or in the event of a change in control. Please see the description of our employment agreements with each of George Carpenter, Daniel Hoffman and Paul Buck below for further information.

Other Benefits

In order to attract and retain highly qualified executives, we may provide our executive officers with automobile allowances, consistent with current market practices.

Accounting and Tax Considerations

We consider the accounting implications of all aspects of our executive compensation strategy and, so long as doing so does not conflict with our general performance objectives described above, we strive to achieve the most favorable accounting (and tax) treatment possible to the company and our executive officers.

Process for Setting Executive Compensation; Factors Considered

When making pay determinations for named executive officers, the Board considers a variety of factors including, among others: (1) actual company performance as compared to pre-established goals, (2) individual executive performance and expected contribution to our future success, (3) changes in economic conditions and the external marketplace, (4) prior years’ bonuses and long-term incentive awards, and (5) in the case of executive officers, other than Chief Executive Officer, the recommendation of our Chief Executive Officer, and in the case of our Chief Executive Officer, his negotiations with our Board. No specific weighing is assigned to these factors nor are particular targets set for any particular factor. Ultimately, the Board uses its judgment and discretion when determining how much to pay our executive officers and sets the pay for such executives by element (including cash versus non-cash compensation) and in the aggregate, at levels that it believes are competitive and necessary to attract and retain talented executives capable of achieving the Company’s long-term objectives.

Summary Compensation Table

The following table provides disclosure concerning all compensation paid for services to us in all capacities for our fiscal years ending September 30, 2009 and 2008 (i) as to each person serving as our principal executive officer (“PEO”) or acting in a similar capacity during our fiscal year ended September 30, 2009, and (ii) as to our most highly compensated executive officer other than our PEO who was serving as an executive officer at the end of our fiscal year ended September 30, 2009, whose compensation exceeded $100,000; and (iii) one additional individual for whom disclosure would have been provided under (ii) but for the fact that he was not serving as an executive officer as of September 30, 2009. The people listed in the table below are referred to as our “named executive officers”.

Name and Principal Position	Fiscal Year Ended September 30,	Salary ($)	Bonus ($)	Option Awards ($)		All Other Compensation ($)		Total ($)
George Carpenter (Chief Executive Officer, Principal Executive Officer, Director)	2009	180,000	0	0		20,500	(2)	200,500
	2008	180,000	0	680,700	(1)	16,300	(2)	877,000

Daniel Hoffman (President, Chief Medical Officer)	2009	150,000	0	0	(4)	33,400	(3)	183,400
	2008	108,100	0	0		39,200	(3)	147,300

Leonard Brandt (Former Chief Executive Officer, Former Principal Executive Officer, Former Director)	2009	119,800	0	0	(5)	20,500		140,300
	2008	175,000	0	0		19,000	(2)	194,000

(1)	These options were granted on October 1, 2007. The amount reflected in the table represents the aggregate grant date fair value of options computed in accordance with FASB ASC Topic 718 (formerly FAS 123R). The fair value was estimated using the assumptions detailed in Note 4 to the Financial Statements. The aggregate number of option awards outstanding for Mr. Carpenter at September 30, 2009 was 968,875.
(2)	Relates to healthcare insurance premiums paid on behalf of executive officers by the company.
(3)	Relates to healthcare insurance premiums for the year ended September 30, 2009 of $28,300 and automobile expenses of $4,400 paid on behalf of Dr. Hoffman by the Company. For the year ended September 30, 2008, healthcare insurance premiums were $15,300 and automobile expenses were $8,900. Additionally Dr. Hoffman was paid $15,000 in consulting fees for services rendered to the company prior to his employment.
(4)	The aggregate number of option awards outstanding for Dr. Hoffman at September 30, 2009 was 933,075.
(5)	The aggregate number of option awards outstanding for Mr. Brandt at September 30, 2009 was 1,302,500.

Grant of Plan Based Awards in the Fiscal Year Ending September 30, 2009

No option grants to executive officers occurred during fiscal year ending September 30, 2009 under our 2006 Stock Incentive Plan, which is the only plan pursuant to which awards can be granted, as the Board was focused on management changes, securing funding and defending against a lawsuit brought by a dissident shareholder and fellow director.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Since we had $0.99 million in cash and cash equivalents and a working capital deficit of approximately $1.1 million as of September 30, 2009, we elected to preserve our cash and did not pay any bonuses to our executive officers during our fiscal year ended September 30, 2009.

The following is a summary of each employment agreement that we have entered into with respect to our named executive officers, which summary includes, where applicable, a description of all payments the company is required to make to such named executive officers at, following or in connection with the resignation, retirement or other termination of such named executive officers, or a change in control of our company or a change in the responsibilities of such named executive officers following a change in control.

Employment Agreements

George Carpenter

On October 1, 2007, after our 2007 fiscal year end, we entered into an employment agreement with George Carpenter pursuant to which Mr. Carpenter served as our President. During the period of his employment, Mr. Carpenter will receive a base salary of no less than $180,000 per annum, which is subject to upward adjustment at the discretion of the Chief Executive Officer or our Board of Directors. On March 3, 2010, the Board of Directors resolved to increase the annual base salary of Mr. Carpenter to $270,000, with the increase in salary having retroactive effect to January 1, 2010. In addition, pursuant to the terms of the employment agreement, on October 1, 2007, Mr. Carpenter was granted an option to purchase 968,875 shares of our common stock at an exercise price of $0.89 per share pursuant to our 2006 Stock Incentive Plan. These options vest as follows: 121,109 shares vested immediately with the remaining 847,766 shares vesting equally over 42 months commencing April 30, 2008. In the event of a change of control transaction, a portion of Mr. Carpenter’s unvested options equal to the number of unvested options at the date of the corporate transaction multiplied by the ratio of the time elapsed between October 1, 2008 and the date of corporate transaction over the vesting period (48 months) will automatically accelerate, and become fully vested. Mr. Carpenter will be entitled to four weeks vacation per annum, health and dental insurance coverage for himself and his dependents, and other fringe benefits that we may offer our employees from time to time.

Mr. Carpenter’s employment is on an “at-will” basis, and Mr. Carpenter may terminate his employment with us for any reason or for no reason. Similarly, we may terminate Mr. Carpenter’s employment with or without cause. If we terminate Mr. Carpenter’s employment without cause or Mr. Carpenter involuntarily terminates his employment with us (an involuntary termination includes changes, without Mr. Carpenter’s consent or pursuant to a corporate transaction, in Mr. Carpenter’s title or responsibilities so that he is no longer the President of the company), Mr. Carpenter shall be eligible to receive as severance his salary and benefits for a period equal to six months payable in one lump sum upon termination. If Mr. Carpenter is terminated by us for cause, or if Mr. Carpenter voluntarily terminates his employment, he will not be entitled to any severance.

As of April 10, 2009, Mr. Carpenter was named Chief Executive Officer and a Director of the company and Daniel Hoffman became our President. Other than Mr. Carpenter’s 2010 salary increase described above and his change in title, there have been no changes in the terms of Mr. Carpenter’s employment with us.

Daniel Hoffman

On January 11, 2008, we entered into an employment agreement with Daniel Hoffman pursuant to which Dr. Hoffman began serving as our Chief Medical Officer effective January 15, 2008. During the period of his employment, Dr. Hoffman will receive a base salary of $150,000 per annum, which is subject to upward adjustment. Dr. Hoffman will also have the opportunity to receive bonus compensation, if and when approved by our Board of Directors. Dr. Hoffman’s employment is on an “at-will” basis, and Dr. Hoffman may terminate his employment with us for any reason or for no reason. Similarly, we may terminate Dr. Hoffman’s employment with or without cause. If we terminate Dr. Hoffman’s employment without cause or Dr. Hoffman involuntarily terminates his employment with us (an involuntary termination includes changes, without Dr. Hoffman’s consent or pursuant to a corporate transaction, in Dr. Hoffman’s title or responsibilities so that he is no longer the Chief Medical Officer of the company), Dr. Hoffman will be eligible to receive as severance his salary and benefits for a period equal to six months payable in one lump sum upon termination. If Dr. Hoffman is terminated by us for cause, or if Dr. Hoffman voluntarily terminates his employment, he will not be entitled to any severance. Dr. Hoffman will be entitled to four weeks vacation per annum, health and dental insurance coverage for himself and his dependents, and other fringe benefits that we may offer our employees from time to time.

Prior to his employment, from October 1, 2007 to January 15, 2008, Dr. Hoffman earned $15,000 for consulting services rendered to the Company. In addition, as compensation for his services to us as a consultant, Dr. Hoffman was granted options to purchase an aggregate of 814,062 shares of our common stock at an exercise price of $1.09 on August 7, 2007. In accordance with the terms of his employment agreement, the terms of Dr. Hoffman’s option grant were amended to provide that in the event of a change of control transaction, a portion of Dr. Hoffman’s unvested options equal to the number of unvested options at the date of the corporate transaction multiplied by the ratio of the time elapsed between August 7, 2007 and the date of corporate transaction over the vesting period (42 months), will automatically accelerate, and become fully vested.

In addition to being the Chief Medical Officer, Dr. Hoffman was named President of the Company on April 10, 2009.

Paul Buck

On February 18, 2010, we entered into an employment agreement with Paul Buck pursuant to which Mr. Buck began serving as our Chief Financial Officer on an “at will” basis and will be paid a salary of no less than $208,000 per annum, which is subject to upward adjustment at the discretion of the Chief Executive Officer or the Board of Directors of the Company. The employment agreement also provides that Mr. Buck will receive an option to purchase 450,000 shares of the Company’s common stock upon the adoption by the Company of its 2010 Stock Incentive Plan. Mr. Buck will be entitled to four weeks vacation per annum, health and dental insurance coverage for himself and his dependents, and other fringe benefits that the Company may offer its employees from time to time. As Mr. Buck’s employment is on an “at-will” basis, he may terminate his employment with the Company for any reason or for no reason. Similarly, the Company may terminate Mr. Buck’s employment with or without cause. If the Company terminates Mr. Buck’s employment without cause or Mr. Buck involuntarily terminates his employment with the Company, Mr. Buck shall be eligible to receive as severance his salary and benefits for a period equal to six months payable in one lump sum upon termination. If Mr. Buck is terminated by the Company for cause, or if Mr. Buck voluntarily terminates his employment, he will not be entitled to any severance.

2006 Stock Incentive Plan

On August 3, 2006, CNS California adopted the CNS California 2006 Stock Incentive Plan (the “2006 Plan”). For a description of certain terms of the 2006 Plan, please refer to “Proposal 2 — Amendment to 2006 Stock Incentive Plan.”

Outstanding Equity Awards at Fiscal Year-End 2009

The following table presents information regarding outstanding options held by our named executive officers as of the end of our fiscal year ended September 30, 2009. During the fiscal year ended September 30, 2009, Leonard Brandt exercised 2,124,740 options at an exercise price of $0.132 per share, which were granted on August 11, 2006.

	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Unexercisable
George Carpenter(1)	484,454	484,421	0.89	October 1, 2017
Daniel Hoffman(2)	508,796	305,266	1.09	August 8, 2017
	119,013	0	0.12	August 11, 2016
Leonard Brandt(3)	229,353	104,258	1.20	August 8, 2012
	827,930	140,959	1.09	August 8, 2017

(1)	Please see the summary of Mr. Carpenter’s employment agreement above, which describes the vesting terms of the options granted to Mr. Carpenter.
(2)	On August 8, 2007, Dr. Hoffman was granted options to purchase 814,062 shares of our common stock. The options are exercisable at $1.09 per share and vest as follows: options to purchase 203,516 shares vested on March 8, 2008; options to purchase 593,600 shares vest in equal monthly installments of 16,960 shares over 35 months commencing on April 30, 2008; the remaining options to purchase 16,946 shares vest on March 31, 2011. On August 11, 2006, Dr. Hoffman was granted an option to purchase 119,013 shares of common stock at an exercise price of $0.12 per share, which is now fully exercisable.

(3)	On August 8, 2007, Mr. Brandt was granted options to purchase 1,302,500 shares of our common stock. The options were exercisable at $1.20 per share as to 333,611 shares and $1.09 per share as to 968,889 shares. The option to purchase 333,611 of our shares was scheduled to vest as follows: options to purchase 83,403 shares vested on August 8, 2007, the date of grant; options to purchase 243,250 shares were scheduled to vest in equal monthly installments of 6,950 shares over 35 months commencing on January 31, 2008 and the remaining options to purchase 6,958 shares were scheduled to vest on December 31, 2010. The option to purchase 968,889 of our shares was scheduled to vest as follows: options to purchase 269,357 shares vested on August 8, 2007, the date of grant; options to purchase 135,675 shares vested in equal monthly installments of 27,135 shares over 5 months beginning on August 31 2007; options to purchase 543,726 shares were scheduled to vest in equal monthly installments of 20,138 shares over 27 months beginning on January 31, 2008 and the remaining options to purchase 20,131 shares were scheduled to vest on April 30, 2010. Upon Mr. Brandt’s termination as a Director on December 2, 2009, Mr. Brandt forfeited 90,358 options having an exercise price of $1.20 per share and 100,683 options having an exercise price of $1.09 per share.

Director Compensation

During our fiscal year ended September 30, 2009, our non-employee directors did not receive compensation for their services on our board. We do not pay management directors for board service in addition to their regular employee compensation. The full Board of Directors has the primary responsibility for reviewing and considering any revisions to director compensation. Going forward, we intend to compensate our non-employee directors for their service on our Board with a combination of cash payments and option grants. As described below, Dr. Harbin received compensation for consulting services he provided to the company during our fiscal year ending September 30, 2009.

Name	All Other Compensation ($)	Total ($)
Jerome Vaccaro(1)	0	0
Henry Harbin(2)	46,400	46,400
John Pappajohn(3)	0	0
Tommy Thompson(3)(4)	0	0
David Jones(3)	0	0

(1)	The aggregate number of option awards outstanding for Dr. Vaccaro at September 30, 2009 was 20,000. On August 28, 2006, Dr. Vaccaro was granted 20,000 options having an exercise price of $0.12 for his service as a Director. The options vested semiannually in four equal amounts over a period of two years commencing February 28, 2007 through August 31, 2008. These options expire on August 28, 2016 and are fully vested.
(2)	The amount reflected in the table represents the aggregate grant date fair value of options granted under the March 17, 2009 Consulting Agreement (as defined below) computed in accordance with FASB ASC Topic 718 (formerly FAS 123R). The fair value was estimated using the assumptions detailed in Note 4 to the Financial Statements. The aggregate number of option awards outstanding for Dr. Harbin at September 30, 2009 was 156,000.

On August 8, 2007, we entered into an agreement with Dr. Harbin for consulting services. Pursuant to the agreement, we granted, on August 8, 2007, options to purchase 24,000 shares of our common stock at an exercise price of $1.09 per share pursuant to our 2006 Stock Incentive Plan. The options expire on August 8, 2017 and are now fully vested.

As compensation for his service as a Director of the company, on December 19, 2007, we granted Dr. Harbin options to purchase 20,000 shares of our common stock at an exercise price of $0.80 per share under our 2006 Stock Incentive Plan. The options expire on December 19, 2017 and are now fully vested.

On April 15, 2008, we entered into a consulting agreement with Dr. Harbin which expired on December 31, 2008. Pursuant to the agreement, we paid Dr. Harbin a consulting fee of $24,000 in cash of which $8,000 was paid during the fiscal year ended September 30, 2009. Additionally Dr. Harbin was granted options to purchase 56,000 shares of our common stock at an exercise price of $0.96 per share under our 2006 Stock Incentive Plan. The options expire on April 15, 2018 and are now fully vested.

On March 17, 2009, we entered into a consulting agreement with Dr. Harbin (the “March 17, 2009 Consulting Agreement), which expired on December 31, 2009 pursuant to which Dr. Harbin was to be paid an aggregate of $24,000 as compensation for his consulting services. Dr. Harbin was paid the $24,000 due to him in January 2010. In addition, as further compensation, we granted Dr. Harbin options to purchase 56,000 shares of our common stock at an exercise price of $0.40 per share, with the options vesting in equal monthly installments over a twelve month period commencing on January 1, 2009. The options expire on March 17, 2019.

On March 26, 2010, we entered into a consulting agreement with Dr. Harbin (the “March 26, 2010 Consulting Agreement”), pursuant to which Dr. Harbin is to be paid an aggregate of $36,000 as compensation for his consulting services. The agreement expires on December 31, 2010, but is renewable for two one year terms on January 1, 2011 and 2012. In addition, as further compensation, we granted Dr. Harbin options to purchase 400,000 shares of our common stock at an exercise price of $0.55 per share, with the options vesting in equal monthly installments over a 36 month period commencing on March 3, 2010. The options expire on March 3, 2020. This option grant is under the amended 2006 Stock Incentive Plan which will become effective pending approval by the shareholders at this annual meeting.

(3)	No options have been granted to Mr. Pappajohn, Mr. Thompson or Mr. Jones as of September 30, 2009.
(4)	Mr. Thompson resigned from the Board effective March 12, 2010.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain information regarding our equity compensation plans as of September 30, 2009.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (c)
Equity compensation plans approved by security holders	6,662,014	$0.76	1,029,309
Equity compensation plans not approved by security holders	0	$0	0
Total	6,662,014	$0.76	1,029,309

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS OR CERTAIN CONTROL PERSONS

Except as follows, since October 1, 2008, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we are or will be a party:

•	in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and
•	in which any director, executive officer, other stockholders of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Transactions With George Carpenter

On December 24, 2009, the Company completed a second closing of its private placement in which it received gross proceeds of approximately $3 million, which included $108,000 invested by Mr. Carpenter. In exchange for his investment, the Company issued to Mr. Carpenter 360,000 shares of its common stock and a five year non-callable warrant to purchase 180,000 shares of its common stock at an exercise price of $0.30 per share. This investment was completed with the identical terms as received by all other investors in the Company’s private placement closings that took place on August 26, 2009, December 24, 2009, December 31, 2009 and January 4, 2010.

On January 4, 2010 a family member of Mr. Carpenter’s was paid $36,000 for data discovery consulting services in support of the Company’s litigation with Mr. Brandt. This transaction was done with knowledge of certain board members and was subsequently ratified by the Board.

On March 3, 2010, the Board granted options to purchase 4,000,000 shares to George Carpenter, the Company’s Chief Executive Officer, subject to approval by the stockholders of Proposal 2 (“Amendment to 2006 Stock Incentive Plan”) at the annual meeting. The options have an exercise price of $0.55 per share, vest in equal monthly installments over a period of four years and have a term of 10 years from the date of grant.

Transactions With SAIL Venture Partners LP

On March 30, 2009, we executed two senior secured convertible promissory notes each in the principal amount of $250,000 with SAIL Venture Partners, LP (“SAIL”) and Brandt Ventures, GP (“Brandt”). David Jones, a member of our board of directors, is one of four managing members of SAIL Venture Partners, LLC, which is the general partner of SAIL. Leonard Brandt, also a member of our board of directors until December 3, 2009 and our former Chief Executive Officer, is the general partner of Brandt.

These notes accrue interest at the rate of 8% per annum and are due and payable upon a declaration by the note holder(s) requesting repayment, unless sooner converted into shares of our common stock (as described below), upon the earlier to occur of: (i) June 30, 2009 or (ii) an Event of Default (as defined in the notes), which includes the default that occurred as a result of Mr. Brandt no longer serving as our Chief Executive Officer effective as of April 10, 2009. The notes are secured by a lien on substantially all of our assets (including all intellectual property). In the event of a liquidation, dissolution or winding up of the company, unless Brandt and/or SAIL informs us otherwise, we shall pay such investor an amount equal to the product of 250% multiplied by the principal and all accrued but unpaid interest outstanding on the note.

In concert with an equity financing transaction of at least $1,500,000 (excluding any and all other debt that is converted), the principal and all accrued, but unpaid interest outstanding under the notes shall be automatically converted into the securities issued in the equity financing by dividing such amount by 90% of the per share price paid by the investors in such financing.

On May 14, 2009, we entered into a Bridge Note and Warrant Purchase Agreement with SAIL.

Pursuant to the Purchase Agreement, on May 14, 2009, SAIL purchased a Secured Promissory Note in the principal amount of $200,000 from us. In order to induce SAIL to purchase the note, we issued to SAIL a warrant to purchase up to 100,000 shares of our common stock at a purchase price equal to $0.25 per share. The warrant expires on the earlier to occur of May 31, 2016 or a change of control of the company.

The Purchase Agreement also provides that, at any time on or after June 30, 2009, and provided that certain conditions are satisfied by us, SAIL will purchase from us a second Secured Convertible Promissory

Note in the principal sum of $200,000 and will be issued a second warrant identical in terms to the warrant described above. The aforementioned conditions include our entry into a term sheet in which investors commit to participate in an equity financing by us of not less than $2,000,000 (excluding any and all other debt that are to be converted).

The notes issued or issuable pursuant to the Purchase Agreement accrue interest at the rate of 8% per annum and are due and payable, unless sooner converted into shares of our common stock (as described below), upon the earlier to occur of: (i) a declaration by SAIL on or after June 30, 2009 or (ii) an Event of Default as defined in the notes. The note(s) are secured by a lien on substantially all of our assets (including all intellectual property). In the event of a liquidation, dissolution or winding up of the company, unless SAIL informs us otherwise, we shall pay SAIL an amount equal to the product of 250% multiplied by the principal and all accrued but unpaid interest outstanding on the note(s).

In the event we consummate an equity financing transaction of at least $1,500,000 (excluding any and all other debt that is converted), then the principal and all accrued, but unpaid interest outstanding under the note(s) shall be automatically converted into the securities issued in the equity financing by dividing such amount by 85% of the per share price paid by the investors in such financing.

In addition, in the event we issue preferred stock that is not part of an equity financing described above, SAIL may, at its option, convert the principal and all accrued, but unpaid interest outstanding under the note(s) into preferred stock by dividing such amount by 85% of the per share price paid by the purchasers’ of our preferred stock.

On August 26, 2009, the Company completed an equity financing transaction of approximately $2 million. As a result of the financing, each of the notes described above that were held by SAIL and Brandt automatically converted into common stock, with SAIL receiving 1,758,356 shares and Brandt receiving 956,164 shares. In addition, pursuant to the terms of the notes, SAIL was issued a non-callable five year warrant to purchase 879,178 shares of common stock at an exercise price of $0.30 per share and Brandt was issued a non-callable five year warrant to purchase 478,082 shares of common stock at an exercise price of $0.30 per share.

In connection with the equity financing referred to above, on August 26, 2009, SAIL purchased 6 Units for $324,000. Each Unit consists of 180,000 shares of common stock and a five year non-callable warrant to purchase an additional 90,000 shares of common stock at an exercise price of $0.30 per share. The shares of common stock and warrants comprising the Units are immediately separable and were issued separately. This investment was completed with the identical terms as received by all other investors in the Company’s private placement closings that took place on August 26, 2009, December 24, 2009, December 31, 2009 and January 4, 2010.

Transactions With Leonard Brandt

Please see the discussion above under the heading “Transaction with SAIL Venture Partners LP” for a summary of a bridge financing transaction which closed on March 30, 2009, in which Mr. Brandt participated.

Transactions With Henry Harbin M.D.

Since June 2007, Dr. Harbin has acted as a strategic advisor to the company, and has advised us on our marketing initiatives. As compensation for his services as an advisor, on August 8, 2007, we granted Dr. Harbin a non-qualified option to purchase 24,000 shares of our common stock at an exercise price of $1.09 per share. Options to purchase 6,000 shares vested on the date of grant, and the remaining 18,000 shares vested in equal installments of 2,000 shares on each monthly anniversary of the grant date for a period of nine months.

Subsequently, on April 15, 2008, we entered into a consulting agreement which expired on December 31, 2008 pursuant to which Dr. Harbin was paid an aggregate of $24,000 and was granted options to purchase 56,000 shares of our common stock at an exercise price of $0.96 per share, with options to purchase 14,000 shares vesting on the date of grant, options to purchase 37,328 shares vesting in eight equal monthly installments of 4,666 options commencing on April 30, 2008, and the remaining options to purchase 4,672 shares vesting on December 31, 2008.

Most recently, on March 17, 2009, we entered into a consulting agreement with Dr. Harbin which expires on December 31, 2009 pursuant to which Dr. Harbin was paid an aggregate of $24,000 as compensation for his consulting services. Dr. Harbin was paid the $24,000 due to him in January 2010. In addition, as further compensation, we granted Dr. Harbin options to purchase 56,000 shares of our common stock at an exercise price of $0.40 per share, with the option vesting in equal monthly installments over a twelve month period commencing on January 1, 2009.

On March 26, 2010, we entered into the March 26, 2010 Consulting Agreement with Dr. Harbin, pursuant to which Dr. Harbin is to be paid an aggregate of $36,000 as compensation for his consulting services. The agreement expires on December 31, 2010, but is renewable for two one year terms on January 1, 2011 and 2012. In addition, as further compensation, we granted Dr. Harbin options to purchase 400,000 shares of our common stock at an exercise price of $0.55 per share, with the options vesting in equal monthly installments over a 36 month period commencing on March 3, 2010. The options expire on March 3, 2020. This option grant was made under the amended 2006 Stock Incentive Plan, and will become effective if and when Proposal 2 (“Amendment to 2006 Stock Incentive Plan”) is approved by the stockholders at this annual meeting.

Transactions With Daniel Hoffman

On January 11, 2008, we, through our wholly owned subsidiary, Colorado CNS Response, Inc. and pursuant to the terms of a Stock Purchase Agreement, acquired all of the outstanding common stock of Neuro-Therapy Clinic, PC, a Colorado professional medical corporation wholly owned by Dr. Hoffman (“NTC”) in exchange for a non-interest bearing note of $300,000 payable in equal monthly installments over 36 months. At the time of the transaction, NTC was our largest customer. Upon the completion of the acquisition, Dr. Hoffman was appointed our Chief Medical Officer. The Stock Purchase Agreement provides that upon the occurrence of certain events, as defined in the purchase agreement, Dr. Hoffman has a repurchase option for a period of three years subsequent to the closing, as well as certain rights of first refusal, in relation to the assets and liabilities we acquired.

On March 3, 2010, the Board granted options to purchase 500,000 shares to Daniel Hoffman, subject to approval by the stockholders of Proposal 2 (“Amendment to 2006 Stock Incentive Plan”) at the annual meeting. Each of the options have an exercise price of $0.55 per share, vest in equal monthly installments over a period of four years and have a term of 10 years from the date of grant.

Prior to his employment, from October 1, 2007 to January 15, 2008, Dr. Hoffman earned $15,000 for consulting services rendered to the Company. In addition, as compensation for his services to us as a consultant, Dr. Hoffman was granted options to purchase an aggregate of 814,062 shares of our common stock at an exercise price of $1.09 on August 7, 2007. In accordance with the terms of his employment agreement, the terms of Dr. Hoffman’s option grant were amended to provide that in the event of a change of control transaction, a portion of Dr. Hoffman’s unvested options equal to the number of unvested options at the date of the corporate transaction multiplied by the ratio of the time elapsed between August 7, 2007 and the date of corporate transaction over the vesting period (42 months), will automatically accelerate, and become fully vested.

Transactions With John Pappajohn

In conjunction with the closing of the Company’s private placement on August 26, 2009, Mr. Pappajohn joined the Company’s Board of Directors. On September 29, 2009 at the Company’s Annual Meeting of shareholders, Mr. Pappajohn’s directorship was approved by a majority vote of the shareholders of the Company.

On June 12, 2009, we entered into a Bridge Note and Warrant Purchase Agreement with Mr. John Pappajohn (“Pappajohn”).

Pursuant to the Purchase Agreement, on June 12, 2009, Pappajohn purchased a Secured Convertible Promissory Note in the principal amount of $1,000,000 from us. In order to induce Pappajohn to purchase the note, we issued to Pappajohn a warrant to purchase up to 2,333,333 shares of our common stock and issued to relatives of Pappajohn warrants to purchase up to a total of 1,000,000 shares, all at a purchase price equal to $0.30 per share. These warrants were exercised for shares of common stock in cashless exercises on February 23, 2010 and February 24, 2010 (see below).

The note issued pursuant to the Purchase Agreement provided that the principal amount of $1,000,000 together with a single Premium Payment of $90,000 which is due and payable, unless sooner converted into shares of our common stock (as described below), upon the earlier to occur of: (i) a declaration by Pappajohn on or after June 30, 2010 or (ii) an Event of Default as defined in the note. The note was secured by a lien on substantially all of our assets (including all intellectual property). In the event of a liquidation, dissolution or winding up of the company, unless Pappajohn informs us otherwise, we were required to pay Pappajohn an amount equal to the product of 250% multiplied by the then outstanding principal amount of the note and the Premium Payment.

The note also contained a provision that, in the event we consummated an equity financing transaction of at least $1,500,000 (excluding any and all other debt that is converted), the then outstanding principal amount of the note (but excluding the Premium Payment, which will be repaid in cash at the time of such equity financing) shall be automatically converted into the securities issued in the equity financing by dividing such amount by the per share price paid by the investors in such financing.

On August 26, 2009, the Company completed an equity financing transaction of approximately $2 million. As a result of the financing, the note described above held by Mr. Pappajohn automatically converted into common stock, with Mr. Pappajohn receiving 3,333,334 shares. In addition, pursuant to the terms of the note, Mr. Pappajohn received a five year non-callable warrant to purchase 1,666,667 shares of common stock at an exercise price of $0.30 per share.

In connection with the equity financing referred to above, on August 26, 2009, Mr. Pappajohn invested an additional $1,000,000 in the Company. In exchange for his investment, the Company issued an additional 3,333,333 shares of common stock to Mr. Pappajohn and a five year non-callable warrant to purchase 1,666,667 shares of common stock at an exercise price of $0.30 per share. This terms of this investment were identical to the terms received by all other investors in the Company’s private placement closings that took place on August 26, 2009, December 24, 2009, December 31, 2009 and January 4, 2010.

The Company intends to reimburse Equity Dynamics, Inc., a company solely owned by Mr. Pappajohn, for expenses which Equity Dynamics incurred between May and December, 2009 on behalf of CNS Response, Inc. These expenses include $34,700 incurred in connection with the Company’s private placement financing and other activities.

On February 23, 2010 Mr. Pappajohn exercised 2,333,333 warrants and was issued 1,720,910 shares of common stock in a net exercise of warrants in lieu of cash transaction.

Transaction With Paul Buck

On March 3, 2010, the Board granted options to purchase 450,000 shares to Paul Buck, subject to approval by the stockholders of Proposal 2 (“Amendment to 2006 Stock Incentive Plan”) at the annual meeting. Each of the options have an exercise price of $0.55 per share, vest in equal monthly installments over a period of four years and have a term of 10 years from the date of grant.

Prior to his employment by the Company, Mr. Buck had been working with the Company as an independent consultant since December 2008, assisting management with finance and accounting matters as well as the Company’s filings with the Securities and Exchange Commission. Mr. Buck earned $260,800 in consulting services rendered to the Company.

Transactions with Non-Executive Directors

On March 3, 2010, the Board granted options to purchase 250,000 shares to each non-executive Director (Dr. Harbin, Mr. Jones, Mr. Pappajohn, Mr. Thompson, and Dr. Vaccaro) for their board service. These options are subject to approval by the stockholders of Proposal 2 (“Amendment to 2006 Stock Incentive Plan”) at the annual meeting. Each of the options have an exercise price of $0.55 per share, vest in equal monthly installments over a period of three years and have a term of 10 years from the date of grant.

As Mr. Thompson has subsequently resigned from the board, he has forfeited the option to purchase the 250,000 shares granted to him. However, on March 3, 2010, the Board also granted options to Mr. Thompson to purchase 150,000 shares for his services as an advisor to the Company. Each of the options have an exercise price of $0.55 per share, vest in equal monthly installments over a period of three years and have a term of 10 years from the date of grant and are subject to approval by the stockholders of Proposal 2 as mentioned above.

Transactions With Promoters And Control Persons

Prior to our merger with CNS California, which closed on March 7, 2007, Strativation, Inc. (now called CNS Response, Inc.) existed as a “shell company” with nominal assets whose sole business was to identify, evaluate and investigate various companies to acquire or with which to merge.

Shares for Debt Agreement

Prior to our merger with CNS California, on January 11, 2007, we entered into a Shares For Debt Agreement with Richardson & Patel LLP (“R&P”), our former legal counsel, pursuant to which we agreed to issue and R&P agreed to accept 645,846 restricted shares of our common stock (the “Shares”) as full and complete settlement of a portion of the total outstanding debt in the amount of $261,202 that we owed to R&P for legal services (the “Partial Debt”). On January 15, 2007, the company and R&P agreed to amend and restate the Shares for Debt Agreement to increase the number of Shares to be issued in settlement of such Partial Debt to 656,103 restricted shares of our common stock, which then represented 75.5% of our issued and outstanding common stock.

Registration Rights Agreement

On January 11, 2007, we entered into a Registration Rights Agreement in connection with the above referenced Shares For Debt Agreement with R&P and various other stockholders of the Company signatory thereto (“Majority Stockholders”) in connection with the shares of the company acquired pursuant to the Shares For Debt Agreement and certain other transactions that took place on or around July 18, 2006. On January 15, 2007, the company and the Majority Stockholders agreed to amend and restate the Registration Rights Agreement to provide registration rights to the Majority Stockholders for up to 767,101 shares of our common stock held or to be acquired by them.

Merger Agreement

On January 16, 2007, we entered into an Agreement and Plan of Merger with CNS Response, Inc., a California corporation (or CNS California), and CNS Merger Corporation, a California corporation and our wholly-owned subsidiary that was formed to facilitate the acquisition of CNS California. On March 7, 2007, the merger with CNS California closed, CNS California became our wholly-owned subsidiary, and we changed our name from Strativation, Inc. to CNS Response, Inc. At the Effective Time of the Merger (as defined in the Merger Agreement, as amended on February 23, 2007), MergerCo was merged with and into CNS California, the separate existence of MergerCo ceased, and CNS California continued as the surviving corporation at the subsidiary level. We issued an aggregate of 17,744,625 shares of our common stock to the stockholders of CNS California in exchange for 100% ownership of CNS California. Additionally, we assumed an aggregate of 8,407,517 options to purchase shares of common stock and warrants to purchase shares of common stock on the same terms and conditions as previously issued by CNS California. Pursuant to the Merger Agreement, our former sole director and executive officer, Silas Phillips, resigned as a director and executive officer of our company effective as of the closing of the merger, and the directors and officers of CNS California were appointed to serve as directors and officer of our company. Except for the Merger Agreement, as amended, and the transactions contemplated by that agreement, neither CNS California, nor the directors and officers of CNS California serving prior to the consummation of the Merger, nor any of their associates, had any material relationship with us, or any of our directors and officers, or any of our associates prior to the merger. Following the merger, the business conducted by the company is the business conducted by CNS California.

Pursuant to the terms of the Merger Agreement, we paid an advisory fee of $475,000 to Richardson & Patel, LLP, our former legal counsel and a principal shareholder, immediately upon the closing of the merger.

AUDIT RELATED MATTERS

Report of Board of Directors On Audit Committee Functions(1)

For the fiscal year ended September 30, 2009, the Company’s board of directors has performed the duties of an Audit Committee and is responsible for providing objective oversight of the Company’s internal controls and financial reporting process.

In fulfilling its responsibilities for the financial statements for fiscal year 2009, the board of directors:

•	Reviewed and discussed the audited financial statements for the year ended September 30, 2009 with management and Cacciamatta Accountancy Corporation (the “Auditors”), the Company’s independent auditors; and
•	Received written disclosures and the letter from the Auditors regarding its independence as required by Independence Standards Board Standard No. 1. The Board discussed with the Auditors their independence.

In fulfilling its responsibilities for the financial statements for fiscal year 2009, the board of directors discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

Based on the board of directors’ review of the audited financial statements and discussions with management and the Auditors, the board of directors approved the inclusion of the audited financial statements in the Corporation’s Annual Report on Form 10-K for the year ended September 30, 2009 for filing with the SEC.

The board of directors also considered the status of pending litigation and other areas of oversight relating to the financial reporting and audit process that the Board determined appropriate.

The board of directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

The information in this Report of board of directors shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Secuities and Exchange Commission, or to the liabilities of Section 18 of the Exchange Act.

Board of Directors

George Carpenter
David Jones
Jerome Vaccaro
Henry Harbin
John Pappajohn

Services Provided by the Independent Auditors

Our board of directors plans to appoint Cacciamatta Accountancy Corporation as the independent registered public accounting firm to audit our financial statements for the fiscal year ending September 30, 2010. We do not expect representatives of Cacciamatta Accountancy Corporation to be present at the Annual Meeting. If they do attend, they will be available to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.

Pre-Approval Policies and Procedures

During each of the fiscal years ended September 30, 2009 and 2008, our board of directors did not have an Audit Committee. The functions customarily delegated to an Audit Committee were performed by our full board of directors during those periods, which was directly responsible for interviewing and retaining our

(1)	The material in this report is not “soliciting material” and is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, in each case, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

independent accountant, considering the accounting firm’s independence and effectiveness, and pre-approving the engagement fees and other compensation to be paid to, and the services to be conducted by, the independent accountant. During each of the fiscal years ended September 30, 2009 and September 30, 2008, respectively, our board of directors pre-approved 100% of the services described below.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees

The aggregate fees billed for professional services rendered by Cacciamatta Accountancy Corporation for professional services rendered for the audit of our annual financial statements and review of the financial statements included in our Form 10-Q’s or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2009 and 2008 were $134,500 and $102,500, respectively.

Audit-Related Fees

Cacciamatta Accountancy Corporation billed us $0 in fees for assurance and related services related to the performance of the audit or review of our financial statements for the fiscal years ended September 30, 2009 and September 30, 2008, respectively.

Tax Fees

The aggregate fees to be billed by Cacciamatta Accountancy Corporation for professional services rendered for tax compliance, tax advice, and tax planning during our fiscal years ending September 30, 2009 and September 30, 2008 were $0 and $0, respectively.

All Other Fees

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of our common stock as of March 15, 2010 by:

•	each of the named executive officers listed in the summary compensation table;
•	each of our directors and director nominees;
•	all of our directors and executive officers as a group; and
•	each shareholder known to us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options and warrants from the Company that are currently exercisable or exercisable within 60 days of March 15, 2010 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information presented in this table is based on 56,023,921 shares of our common stock outstanding on March 15, 2010. Unless otherwise indicated, the address of each of the executive officers and directors and 5% or more shareholders named below is c/o CNS Response, Inc., 85 Enterprise, Suite 410, Aliso Viejo, CA 92656.

	Number of Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage of Shares Outstanding
Named Executive Officers and Directors:
George Carpenter Chief Executive Officer and Chairman of the Board(1)	1,165,709	2.1%
Daniel Hoffman President and Chief Medical Officer(2)	857,574	1.5%
David B. Jones Director(3)	8,696,055	14.9%
Dr. Jerome Vaccaro Director(4)	20,000	*
Dr. Henry Harbin Director(5)	166,834	*
John Pappajohn Director(6)	11,720,912	19.7%
Executive Officers and Directors as a group (7 persons)(7)	22,897,084	36.1%
5% Stockholders:
SAIL Venture Partners LP(3)	8,696,055	14.9%
Leonard Brandt(8)	11,081,982	19.0%

*	Less than 1%
(1)	Consists of (a) 360,000 shares of common stock (b) 180,000 shares of common stock issuable upon the exercise of vested and exercisable warrants to purchase common stock and (c) options to acquire 625,709 shares of common stock issuable upon the exercise of vested and exercisable options.
(2)	Consists of (a) 98,544 shares of common stock, which includes 500 shares held by Dr. Hoffman’s daughter (b) 12,501 shares of common stock issuable upon the exercise of vested and exercisable warrants to purchase common stock and (c) options to acquire 746,529 shares of common stock issuable upon the exercise of vested and exercisable options.
(3)	Consists of (a) 6,471,067 shares of Common Stock and (b) 2,224,988 shares of Common Stock issuable upon the exercise of vested and exercisable warrants held by SAIL Venture Partners, LP. SAIL Venture Partners, LLC is the general partner of SAIL Venture Partners, L.P. The unanimous vote of the managing members of SAIL Venture Partners, LLC (who are Walter Schindler, Alan Sellers, Henry Habicht, and David B. Jones), is required for voting and investing decisions over the shares held by this selling stockholder. The address of SAIL Venture Partners, L.P. is 600 Anton Blvd., Suite 1010, Costa Mesa, CA 92626.
(4)	Consists of options to acquire 20,000 shares of common stock issuable upon the exercise of vested and exercisable options.
(5)	Consists of (a) 8,333 shares of common stock, (b) 2,501 shares of common stock issuable upon the exercise of warrants to purchase common stock and (c) options to acquire 156,000 shares of common stock issuable upon the exercise of vested and exercisable options.
(6)	Consists of (a) 8,387,578 shares of common stock and (b) 3,333,334 shares of common stock issuable upon the exercise of vested and exercisable warrants to purchase common stock. The address of John Pappajohn is 2166 Financial Center, Des Moines, IA 50309.

(7)	Consists of 15,505,522 shares of common stock and 7,391,562 shares of common stock issuable upon the exercise of vested and exercisable options and warrants.
(8)	Consists of (a) 8,890,795 shares of common stock (including 540,000 shares owned by Mr. Brandt’s children and 956,164 shares held by Brandt Ventures), (b) 1,079,728 shares reserved for issuance upon exercise of warrants to purchase common stock (including warrants to purchase 478,082 shares of common stock held by Brandt Ventures) and (c) 1,111,459 shares reserved for issuance upon exercise of options to purchase common stock held by Mr. Brandt. The address of Leonard Brandt is 28911 Via Hacienda San Juan Capistrano CA 92675.

Changes in Control

We do not have any arrangements which may at a subsequent date result in a change in control.

PROPOSAL NO. 2 — AMENDMENT TO THE 2006 STOCK INCENTIVE PLAN

The Board of Directors has approved an amendment (the “Plan Amendment”) to the CNS Response, Inc. 2006 Stock Incentive Plan to increase the number of shares of common stock available for issuance under the plan from 10,000,000 shares to 20,000,000 shares and to increase the number of shares that may be subject to awards granted under the plan to any one participant during any fiscal year from 3,000,000 to 4,000,000. The 2006 Stock Incentive Plan, as proposed to be amended, is attached hereto as Appendix A. The Plan Amendment is being submitted to the Company’s stockholders for approval.

At the time of the approval of the Plan Amendment by the Board of Directors, 1,220,350 shares remained available for grants of awards under the 2006 Stock Incentive Plan. The Board of Directors approved the Plan Amendment to ensure that a sufficient number of shares of common stock are available for issuance under the 2006 Stock Incentive Plan and that a sufficient number of shares of common stock are available for issuance to any one individual under the plan. While the Compensation Committee of the Board is considering the adoption of a new, more complete and flexible equity plan, an additional 10,000,000 shares were authorized by the Board under the existing 2006 Stock Incentive Plan to facilitate the short term needs of the Board while the new plan was being considered.

The Board of Directors believes that the ability to grant stock-based awards is important to our future success. The grant of stock options and other stock-based awards can motivate high levels of performance and provide an effective means of recognizing employee contributions to our success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand as well as rewarding and providing incentives to our current employees. The increase in the number of shares available for awards under the 2006 Stock Incentive Plan will enable us to continue to realize the benefits of granting stock-based compensation.

After adopting the Plan Amendment, the Board granted options to purchase 4,000,000 shares to George Carpenter, the Company’s Chief Executive Officer, options to purchase 450,000 shares to Paul Buck, the Company’s Chief Financial Officer, and options to purchase 500,000 shares to Daniel Hoffman, the Company’s President and Chief Medical Officer. Each of the options have an exercise price of $0.55 per share, vest in equal monthly installments over a period of four years and have a term of 10 years from the date of grant. The grant of all such options is conditioned upon the approval of the Plan Amendment by our stockholders at the annual meeting. Approval of the Plan Amendment will result in the effectiveness of all of these awards.

On March 3, 2010, the Board also granted options to purchase 250,000 shares to each non-executive Director (Dr. Harbin, Mr. Jones, Mr. Pappajohn, Mr. Thompson, and Dr. Vaccaro) for their board service. These options are subject to approval by the stockholders of Proposal 2 (“Amendment to 2006 Stock Incentive Plan”) at the annual meeting. Each of the options have an exercise price of $0.55 per share, vest in equal monthly installments over a period of three years and have a term of 10 years from the date of grant.

As Mr. Thompson has subsequently resigned from the board, he has forfeited the option to purchase the 250,000 shares granted to him. However, on March 3, 2010, the Board also granted options to Mr. Thompson to purchase 150,000 shares for his services as an advisor to the Company. Each of the options have an exercise price of $0.55 per share, vest in equal monthly installments over a period of three years and have a term of 10 years from the date of grant and are subject to approval by the stockholders of Proposal 2 as mentioned above.

At March 25, 2010, the last reported sales price of our common stock on the Over-The-Counter Bulletin Board was $1.15 per share.

Summary of the 2006 Stock Incentive Plan, as Amended

On August 3, 2006, CNS California adopted the CNS California 2006 Stock Incentive Plan (as it is proposed to be amended, the “2006 Plan”). On March 7, 2007, in connection with the closing of the merger transaction with CNS California, we assumed the CNS California stock option plan and all of the options granted under the plan at the same price and terms. The material features of the 2006 Plan are summarized below and such summary is qualified in its entirety by reference to the complete text of the 2006 Plan. A full copy of the 2006 Plan is attached as Exhibit A.

Plan Limits

Initially, a total of 10 million shares of stock were reserved for issuance under the 2006 Plan. As of September 30, 2009, 2,124,740 options were exercised and there were 6,662,014 options and 183,937 restricted shares outstanding under the 2006 Plan and 1,029,309 shares available for issuance of awards. If this Proposal 2 is approved by our stockholders, the number of shares reserved for issuance under the 2006 Plan will be increased to 20 million. The 2006 Plan initially provided that in any calendar year, no eligible employee or director shall be granted an award to purchase more than 3 million shares of stock. If this Proposal 2 is approved by our stockholders, this limit will be raised to 4 million shares of stock.

Types of Awards and Eligible Participants

The 2006 Plan provides for the issuance of awards in the form of restricted shares, stock options (which may constitute incentive stock options (ISO) or non-statutory stock options (NSO)), stock appreciation rights and stock unit grants to eligible employees, directors and consultants and is administered by the board of directors, the Compensation Committee or another committee designated by the board of directors (the “Plan Administrator”).

Restricted Stock Awards.  Restricted shares may be sold or awarded under the 2006 Plan for such consideration as the Plan Administrator may determine, including cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an award consists of newly issued restricted shares, the award recipient must furnish consideration with a value not less than 85% of the fair market value of the restricted shares in the form of cash, cash equivalents, or past services rendered to the Company, as the Plan Administrator may determine. Each award of restricted shares may or may not be subject to vesting, as specified in the restricted stock agreement. The holders of restricted shares awarded under the 2006 Plan shall have the same voting, dividend and other rights as the Company’s other stockholders.

Stock Options.  The option price for each share of stock subject to an option shall be no less than the fair market value of a share of stock on the date the option is granted; provided, however, if the option is an ISO granted to an eligible employee who is a 10% shareholder, the option price for each share of stock subject to such ISO shall be no less than 110% of the fair market value of a share of stock on the date such ISO is granted. Stock options have a maximum term of ten years from the date of grant, except for ISOs granted to an eligible employee who is a 10% shareholder, in which case the maximum term is five years from the date of grant. ISOs may be granted only to eligible employees.

Stock Appreciation Rights (SARs).  SARs may be awarded in combination with options, and such an award may provide that the SARs will not be exercisable unless the related options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. SARs may be granted in consideration of a reduction in an optionee’s other compensation. SAR agreements will specify the number of shares subject to the SARs, the date when all or any installment of the SAR is to become exercisable, and the term of the SAR, among other things. Upon exercise of a SAR, the optionee will receive from the Company (a) shares, (b) cash or (c) a combination of shares and cash, as the Plan Administrator may determine. The amount of cash and/or the fair market value of shares received upon exercise of SARs must, in the aggregate, be equal to the amount by which the fair market value (on the date of surrender) of the shares subject to the SARs exceeds the exercise price.

Stock Units.  Each award of stock units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the stock unit agreement. A stock unit agreement may provide for accelerated vesting in the event of the participant’s death, disability or other events. The holders of stock units have no voting rights. Prior to settlement or forfeiture, any stock unit awarded under the 2006 Plan may, at the Plan Administrator’s discretion, carry with it a right to dividend equivalents.

Performance-Based Awards

Awards under the 2006 Plan may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, applied to either the Company as a whole and/or to a business unit or subsidiary: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance,

(g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares.

The Plan Administrator has the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that in no event may the Plan Administrator increase the amount of compensation payable under the 2006 Plan upon the attainment of a performance goal to a participant who is a “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code.

Adjustment of Shares

In the event of a subdivision, stock dividend, stock split or consolidation, recapitalization, spin-off or a similar occurrence, the Plan Administrator may make such adjustments as it, in its sole discretion, deems appropriate in one or more of: (i) the number of options, SARs, restricted shares and stock units available for future awards; (i) the total number of shares authorized for issuance under the 2006 Plan or for any one individual in any one year (iii) the number of shares covered by each outstanding option and SAR; (iv) the exercise price under each outstanding option and SAR; or (v) the number of stock units included in any prior award which has not yet been settled.

Payment of Taxes

To the extent required by applicable federal, state, local or foreign law, a plan participant must arrange for the satisfaction of any withholding tax obligations that arise in connection with the 2006 Plan. The Plan Administrator may permit a participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any shares that otherwise would be issued to him or her or by surrendering all or a portion of any shares that he or she previously acquired. These shares will be valued at their fair market value on the date when taxes otherwise would be withheld in cash.

Transferability

Unless the agreement evidencing an award expressly provides otherwise, no award may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to shares issued under such award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Internal Revenue Code. Any purported assignment, transfer or encumbrance in violation of this provision will be void and unenforceable against the Company.

Term and Amendment of Plan

The 2006 Plan will terminate automatically on July 19, 2016 and may be terminated on an earlier date. The board of directors may amend the 2006 Plan at any time. Rights and obligations under any award granted before amendment of the 2006 Plan may not be materially impaired by such amendment, except with consent of the participant. An amendment of the 2006 Plan is subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

Federal Income Tax Consequences

We believe that under present law the following are the federal tax consequences generally arising with respect to awards granted under the 2006 Plan. This summary is for stockholder information purposes and is not intended to provide tax advice to grantees.

Incentive Stock Options.  For regular federal income tax purposes, a grantee will not realize taxable income upon either the grant of an ISO or its exercise if the grantee has been an employee of the Company or a subsidiary at all times from the date of grant to a date not more than three months before the date of exercise. The difference between the fair market value of the stock at the date of exercise and the exercise price of an ISO, however, will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If the shares acquired upon an exercise of an ISO are not sold or otherwise disposed of by the grantee within two years from the date of grant or within one year from the date of exercise, any gain realized upon a subsequent sale of the shares will be taxable as a capital gain. In that case, the Company will not be entitled to a deduction in connection with the grant or the exercise of the ISO or the subsequent disposition of the shares by the grantee. The amount of gain or loss realized by the grantee upon such a sale or other disposition will be measured by the difference between the amount realized on disposition of the share by the grantee and the exercise price of the ISO (the grantee’s basis in the stock). If the grantee disposes of the shares within two years from the date of grant of the ISO or within one year from the date of exercise of the ISO, the grantee will realize ordinary income in an amount equal to the excess of the fair market value of the shares at the date of exercise (or the amount realized on disposition, if less) over the option price, and the Company will be allowed a corresponding deduction. If the amount realized on the disposition exceeds the fair market value of the shares at the date of exercise the gain on disposition in excess of the amount treated as ordinary income will be treated as a capital gain.

Nonstatutory Stock Options and SARs.  A grantee will not realize income upon the grant of a nonstatutory option (a “NSO”) or an SAR. Upon the exercise of a NSO or an SAR, the grantee will be required to recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the NSO or SAR over the exercise price of the NSO or grant price of the SAR. Any compensation includable in the gross income of an employee with respect to a NSO or SAR will be subject to appropriate federal income and employment taxes. The Company will be entitled to a business expense deduction in the same amount and at the same time as when the grantee recognizes compensation income.

Other Awards.  In the case of any other awards granted under the 2006 Plan that may be settled either in cash, in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received (less the amount the grantee paid for such stock or other property) on the date such cash, stock or other property is received. We will be entitled to a deduction for the same amount.

With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier unless the grantee makes an election under Section 83(b) of the Code within 30 days after the date of grant, in which case the grantee will recognize ordinary income equal to the fair market value of the shares or other property on the date of grant. We will be entitled to a deduction for the same amount and at the same time that the grantee recognizes ordinary income.

Special Tax Rules Relating to Nonqualified Deferred Compensation.  Code Section 409A provides for acceleration of income and tax penalties on a grantee with respect to nonqualified deferred compensation if certain conditions are not met. These conditions restrict the timing of deferral elections and require deferred compensation to be paid only on a specified date or on the occurrence of one of the five following events: separation from service, death, disability, change of control of the Company (or the affiliate for whom the grantee works) or unforeseeable financial hardship. Generally, payment of deferred compensation may not be accelerated and additional restrictions and limitations are imposed on extensions of any deferral period.

The requirements of Code Section 409A may apply to any award which is considered deferred compensation within the meaning of Code Section 409A, including certain stock options, SARs, deferred stock and other grants that may result in the deferral of federal income tax to a date later than 2½ months after the end of the year in which grantee’s right to the compensation is no longer subject to a substantial risk of forfeiture. Options and SARs will generally be exempt from the requirements of Section 409A if the option price of the option or the grant price of an SAR is not less than the fair market value of the Company’s common stock on the date that the option or SAR is granted and the option or SAR does not include any additional deferral features other than the right to exercise the option and receive common stock. Extensions and other modifications of outstanding options and SARs may cause such awards to lose their exempt status and become subject to the requirements of Section 409A.

An award that is subject to Code Section 409A and does not meet the requirements imposed under Code Section 409A will subject the grantee to (i) acceleration of federal income tax on the outstanding award and all other similar awards that are subject to Code Section 409A, (ii) a 20% excise tax on the amount includable in income and (iii) interest on the amount of taxes that would have been collected if the awards had been includable in income in the later of January 1, 2005 or the year in which the employee earns a vested right to the award. The Company will be entitled to claim a tax deduction on any compensation recognized by a grantee under Section 409A at the same time that the grantee recognizes such income.

The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the 2006 Plan. The summary does not address the effects of foreign, state and local tax laws. Because of the variety of awards that may be made under the 2006 Plan and the complexities of the tax laws, grantees are encouraged to consult a tax advisor as to their individual circumstances.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
AMENDMENT TO THE 2006 STOCK INCENTIVE PLAN.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and the holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended September 30, 2009, all of our executive officers, directors and the holders of 10% or more of our common stock complied with all Section 16(a) filing requirements, except for the following: (i) one Statement of Changes in Beneficial Ownership on Form 4, reporting one transaction, was filed late by Brad Luce; (ii) one Statement of Changes in Beneficial Ownership on Form 4, reporting one transaction, was filed late by David Jones; (iii) one Statement of Changes in Beneficial Ownership on Form 4, reporting one transaction, was filed late by SAIL Venture Partners LP; (iv) one Statement of Changes in Beneficial Ownership on Form 4, reporting one transaction, was filed late by SAIL Venture Partners, LLC; (v) one Statement of Changes in Beneficial Ownership on Form 4, reporting one transaction, was filed late by John Pappajohn and (vi) one initial statement of beneficial ownership of securities on Form 3 was filed late by Tommy Thompson.

Stockholder Proposals

Any stockholder who intends to present a proposal at the 2011 Annual Meeting of Stockholders for inclusion in the Company’s Proxy Statement and proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by December 1, 2010. In addition, in the event a stockholder proposal is not received by the Company by December 1, 2010, the Proxy to be solicited by the board of directors for the 2011 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2011 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of the Company’s 2011 Annual Meeting is advanced or delayed more than 30 days from the date of the 2010 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2011 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2011 Annual Meeting. Upon determination by the Company that the date of the 2011 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2010 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

Solicitation of Proxies

It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise. We estimate that the total amount to be spent in connection with such activities will be $50,000. We also may engage a proxy solicitation firm to assist with the solicitation of proxies, although we have not yet determined to do so, and we expect that if we do engage a proxy solicitation firm that the additional cost to be borne by us will be approximately $10,000.

Annual Report on Form 10-K

THE COMPANY’S ANNUAL REPORT ON FORM 10-K, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED SEPTEMBER 30, 2009, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO CNS RESPONSE, INC., 85 ENTERPRISE, SUITE 410, ALISO VIEJO, CALIFORNIA 92656 ATTN: GEORGE CARPENTER.

Householding

Unless they have received contrary instructions, public companies may send a single copy of the annual report, proxy statement and notice of annual meeting to any household at which two or more stockholders reside if they believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at those households and helps reduce expenses.

If you live in a household receiving a single copy of the annual report, proxy statement and notice of annual meeting and would like to receive your own set of the annual report, proxy statement and notice of annual meeting this year or in future years, follow the instructions described below:

If your shares are registered in your own name, please contact American Stock Transfer & Trust Company, LLC and inform them of your request to revoke householding by calling them at (800) 937 5449 or writing to them at 59 Maiden Lane, New York, NY 10038. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

If two or more stockholders residing in the same household individually receive copies of the annual report, proxy statement and notice of annual meeting and as a household wish to receive only one copy, you may contact American Stock Transfer & Trust Company, LLC at the address and telephone number listed in the preceding paragraph in the case of registered holders, or your bank, broker or other nominee directly if such bank, broker or other nominee holds your shares, and request that householding commence as soon as practicable.

On Behalf of the Board of Directors

/s/ George Carpenter
George Carpenter, Chairman of the Board and
Chief Executive Officer

85 Enterprise, Suite 410
Aliso Viejo, CA 92656
April 1, 2010

Appendix A

CNS RESPONSE, INC.

AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN

i

ii

iii

CNS RESPONSE, INC.

AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

The Plan (as hereinafter defined) was adopted by the Board of Directors on August 3, 2006, and shall become effective as of July 19, 2006, provided it is approved by the holders of at least a two-thirds ( 2/3) of the issued and outstanding shares of the Company’s common stock (the “Effective Date”). The purpose of the Plan is to promote the long-term success of the Company (as hereinafter defined) and the creation of stockholder value by (a) encouraging Employees (as hereinafter defined), Outside Directors (as hereinafter defined) and Consultants (as hereinafter defined) to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards (as hereinafter defined) in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights. The Plan shall be administered by the Administrator, as provided in Section 3 hereof. For the purposes hereof, “Administrator” shall mean the Board of Directors (as defined hereinafter) or any committee authorized by the Board of Directors to administer the Plan, pursuant to the terms hereof.

SECTION 2. DEFINITIONS.

(a) “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than 50% of such entity.

(b) “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

(c) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d) “Change in Control” shall mean the occurrence of any of the following events:

(i) A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A) Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or

(ii) Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(iii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

1

For purposes of subsection (d)(i) above, the term “look-back” date shall mean the later of (1) the Effective Date or (2) the date 12 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (d)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Company” shall mean CNS Response, Inc.

(g) “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor or a member of the board of directors of a Parent or a Subsidiary who is not an Employee.

(h) “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j) “Exercise Price” shall mean, in the case of an Option, the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

(k) “Fair Market Value” with respect to a Share, shall mean the market price of one Share of Stock, determined by the Administrator as follows:

(i) If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;

(ii) If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

(iii) If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

(iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Administrator shall be conclusive and binding on all persons.

(l) “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(m) “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(n) “Offeree” shall mean an individual to whom the Administrator has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

2

(o) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(p) “Optionee” shall mean an individual or estate who holds an Option or SAR.

(q) “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.

(r) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(s) “Participant” shall mean an individual or estate who holds an Award.

(t) “Plan” shall mean this CNS Response, Inc. 2006 Stock Incentive Plan, as amended from time to time.

(u) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Administrator.

(v) “Restricted Share” shall mean a Share awarded under the Plan.

(w) “Restricted Share Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(x) “SAR” shall mean a stock appreciation right granted under the Plan.

(y) “SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

(z) “Service” shall mean service as an Employee, Consultant or Outside Director.

(aa) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

(bb) “Stock” shall mean the Common Stock of the Company.

(cc) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his Option.

(dd) “Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(ee) “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

(ff) “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(gg) “Total and Permanent Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than 12 months.

SECTION 3. ADMINISTRATION.

(a) General; Committee Composition.  The Plan shall be administered by the Board of Directors. The Board of Directors may also designate a committee of the Board of directors to administer the Plan, which committee shall consist of two or more directors of the Company, who shall be appointed by the Board of Directors. In addition, to the extent that the Company has a class of stock registered under Section 12 of the Exchange Act or is subject to the reporting obligations under Section 13(a) or Section 15(d) of the Exchange Act, the composition of the committee shall satisfy (i) such requirements as the Securities and Exchange

3

Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b) Committee for Non-Officer Grants.  The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. The Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

(c) Committee Procedures.  The Board of Directors shall designate one of the members of each committee provided for hereunder as chairman. Each committee may hold meetings at such times and places as it shall determine. The acts of a majority of any committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all committee members, shall be valid acts of such committee.

(d) Administrator Responsibilities.  Subject to the provisions of the Plan, the Administrator shall have full authority and discretion to take the following actions:

(i) To interpret the Plan and to apply its provisions;

(ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv) To determine when Awards are to be granted under the Plan;

(v) To select the Offerees and Optionees;

(vi) To determine the number of Shares to be made subject to each Award;

(vii) To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(viii) To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(ix) To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(x) To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xi) To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

(xiii) To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xiv) To take any other actions deemed necessary or advisable for the administration of the Plan.

4

Subject to the requirements of applicable law, the Administrator may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Administrator may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Administrator shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Administrator shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4. ELIGIBILITY.

(a) General Rule.  Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.

(b) Ten-Percent Stockholders.  A stockholder who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code, and shall not be eligible for any Award unless such grant satisfies the requirements of Cal. Admin. Code tit. 10, s 260.140.41.

(c) Attribution Rules.  For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

(d) Outstanding Stock.  For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

(a) Basic Limitation.  Shares offered under the Plan shall be authorized but unissued Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall be Twenty Million (20,000,000). The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Award Limitation.  Subject to the provisions of Section 11, and without limiting the powers of the Board of Directors, the Board of Directors may limit the number of Shares underlying or relating to Options, SARs, Restricted Shares or Stock Units that a Participant may receive under the Plan in any calendar year, or place any other limitations on the number and types of Awards (or the Shares underlying or relating to Awards) that may be granted to a Participant under the Plan. The maximum number of Shares that may be subject to all Awards granted under the Plan to any one Participant during any fiscal year is Four Million (4,000,000) shares.

(c) Additional Shares.  If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.

5

SECTION 6. RESTRICTED SHARES.

(a) Restricted Stock Agreement.  Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b) Payment for Awards.  Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than 85% of the Fair Market Value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Administrator may determine.

(c) Vesting.  Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Administrator may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights.  The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e) Restrictions on Transfer of Shares.  Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.

(b) Number of Shares.  Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price.  Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in 4(c), and the Exercise Price of an NSO shall not be less 85% of the Fair Market Value of a Share on the date of grant. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Administrator at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

(d) Withholding Taxes.  As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

6

(e) Exercisability and Term.  Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(b)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Administrator at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f) Exercise of Options.  Upon Termination of Service. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g) Effect of Change in Control.  The Administrator may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h) Leaves of Absence.  An Employee’s Service shall cease when such Employee ceases to be actively employed by, or a Consultant to, the Company (or any subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to status, an Employee’s Service will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

(i) No Rights as a Stockholder.  An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.

(j) Modification, Extension and Renewal of Options.  Within the limitations of the Plan, the Administrator may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.

(k) Restrictions on Transfer of Shares.  Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

(l) Buyout Provisions.  The Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.

7

SECTION 8. PAYMENT FOR SHARES.

(a) General Rule.  The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b) Surrender of Stock.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c) Services Rendered.  At the discretion of the Administrator, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Administrator shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d) Cashless Exercise.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Administrator) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e) Exercise/Pledge.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Administrator) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

(f) Promissory Note.  To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

(g) Other Forms of Payment.  To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(h) Limitations under Applicable Law.  Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Administrator in its sole discretion.

SECTION 9. STOCK APPRECIATION RIGHTS.

(a) SAR Agreement.  Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

(b) Number of Shares.  Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

(c) Exercise Price.  Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d) Exercisability and Term.  Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the

8

Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e) Effect of Change in Control.  The Administrator may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f) Exercise of SARs.  Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g) Modification or Assumption of SARs.  Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

SECTION 10. STOCK UNITS.

(a) Stock Unit Agreement.  Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

(b) Payment for Awards.  To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c) Vesting Conditions.  Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Administrator may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

(d) Voting and Dividend Rights.  The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Administrator’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

(e) Form and Time of Settlement of Stock Units.  Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Administrator. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

9

(f) Death of Recipient.  Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g) Creditors’ Rights.  A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11. ADJUSTMENT OF SHARES.

(a) Adjustments.  In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(i) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

(ii) The limitations set forth in Sections 5(a) and (b);

(iii) The number of Shares covered by each outstanding Option and SAR;

(iv) The Exercise Price under each outstanding Option and SAR; or

(v) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

(b) Dissolution or Liquidation.  To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

(c) Reorganizations.  In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

(i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

(d) Reservation of Rights.  Except as provided in this Section 11, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right

10

or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 12. DEFERRAL OF AWARDS.

The Administrator (in its sole discretion) may permit or require a Participant to:

(a) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company’s books;

(b) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(c) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Administrator. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Administrator (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13. AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 14. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a) Effective Date.  No provision of this Section 14 shall be effective unless and until the Board of Directors has determined to implement such provision.

(b) Elections to Receive NSOs, Restricted Shares or Stock Units.  An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company, if any, in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board of Directors. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.

(c) Number and Terms of NSOs, Restricted Shares or Stock Units.  The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board of Directors. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board of Directors.

SECTION 15. LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory

11

body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 16. WITHHOLDING TAXES.

(a) General.  To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding.  The Administrator may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 17. OTHER PROVISIONS APPLICABLE TO AWARDS.

(a) Transferability.  Unless the agreement evidencing an Award (or an amendment thereto authorized by the Administrator) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 17(a) shall be void and unenforceable against the Company.

(b) Qualifying Performance Criteria.  The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Administrator in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares (“Qualifying Performance Criteria”). The Administrator may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year. The Administrator shall determine the Qualifying Performance Criteria not later than the 90th day of the performance period, and shall determine and certify, for each Participant, the extent to which the Qualifying Performance Criteria have been met. The Administrator may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Goal to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

SECTION 18. NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

12

SECTION 19. DURATION AND AMENDMENTS.

(a) Term of the Plan.  The Plan, as set forth herein, shall terminate automatically on July 19, 2016 and may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan.  The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

(c) Effect of Termination.  No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

SECTION 20. EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

CNS RESPONSE, INC.
By: George Carpenter Chief Executive Officer

13

ANNUAL MEETING OF STOCKHOLDERS OF
CNS RESPONSE, INC.
April 27, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at www.cnsresponse.com

Please sign, date and mail your
proxy card in the envelope provided
as soon as possible or fax the card
to CNS Response at 1-866-294-2611
or American Transfer & Trust
Company at 1-718-765-8730

Please detach along perforated line and mail in the envelope provided.

20530000000000001000 6	042710
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
2. ELECTION OF DIRECTORS:					FOR	AGAINST	ABSTAIN
1. Proposal to amend our 2006 Stock Incentive Plan to increase  the number of shares of common stock that may be issued pursuant to awards granted under the plan from 10,000,000 to 20,000,000 shares and to increase the number of shares that may be subject to awards granted under the plan to any one participant during any fiscal year from 3,000,000 to 4,000,000.
					☐	☐	☐
☐	FOR ALL NOMINEES	NOMINEES:
		☐	George Carpenter
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	Henry Harbin, M.D.
		☐	David B. Jones
		☐	John Pappajohn
☐	FOR ALL EXCEPT (See instructions below)	☐	Jerome Vaccaro, M.D.
THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT AND ANNUAL REPORT. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES, OR FAX DIRECTLY TO CNS RESPONSE AT 866-294-2611 OR AMERICAN TRANSFER & TRUST COMPANY AT 718-765-8730.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

				Please indicate by checking this box if you anticipate attending the Annual Meeting.	☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder			Date:	Signature of Shareholder	Date:
Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CNS RESPONSE, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 27, 2010
The undersigned hereby constitutes and appoints George Carpenter and Paul Buck, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all the shares of Common Stock, par value $0.001 per share, of CNS Response, Inc. (the "Company") standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 10:30 a.m., local time, on Tuesday, April 27, 2010 at 65 Enterprise, Aliso Viejo, CA 92656, and at any adjournment or postponement thereof, in accordance with the instructions noted below, and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment or postponement thereof. Receipt of notice of such meeting and the Proxy Statement therefor dated April 1, 2010 is hereby acknowledged.
THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED, AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR IDENTIFIED HEREIN, “FOR” THE AMENDMENT OF THE 2006 STOCK INCENTIVE PLAN AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on the reverse side.)
14475